Exhibit 10.13

Gogoro Energy Network (Cayman), Taiwan Branch

NT$7,200,000,000 Syndicated Credit Facility

Syndicated Credit Facility Agreement

Arrangers

Mega International Commercial Bank Co., Ltd.

Mega Bills Finance Co., Ltd.

Taiwan Cooperative Bank Ltd.

Taiwan Business Bank, Ltd.

First Commercial Bank Co., Ltd.

Chang Hwa Commercial Bank, Ltd.

Agent

Mega International Commercial Bank Co., Ltd.

Banking Syndicate

Mega International Commercial Bank Co., Ltd.

Taiwan Cooperative Bank Ltd.

First Commercial Bank Co., Ltd.

China Bills Finance Corporation

International Bills Finance Corporation

E.SUN Commercial Bank, Ltd.

Bank SinoPac

Taiwan Shin Kong Commercial Bank Co., Ltd.

Ta Ching Bills Finance Corporation

Mega Bills Finance Co., Ltd.

Taiwan Business Bank, Ltd.

Chang Hwa Commercial Bank, Ltd.

Grand Bills Finance Corporation

Taishin International Bank Co., Ltd.

Taipei Fubon Commercial Bank Co., Ltd.

EnTie Commercial Bank

Far Eastern International Bank Co., Ltd.

Taiwan Cooperative Bills Finance Corporation

March 28, 2019

KPMG Law Firm

61F, No. 7, Section 5, Xinyi Road, Xinyi District, Taipei City

Confidential – Execution Version

Table of Contents

Article 1	Definitions and Interpretations	2
1.	Definitions	2
2.	Interpretations	5
Article 2	Credit Facility	6
1.	Granting and Purpose of Facility	6
2.	Credit Limit	6
3.	Credit Period	6
4.	Drawdown Deadline	7
5.	Drawdown Manner	7
6.	Drawdown Notice	8
Article 3	Repayment and Other Loan Conditions	10
1.	Interest (Fee) Rate Computation and Payment	10
2.	Repayment	12
3.	Delay Interest and Breach Penalty	13
4.	Cancellation of Credit Limit	13
5.	Prepayment of Tranche A Facility and Tranche B Facility	14
6.	Mandatory Prepayment	14
7.	Taxes and Charges	14
8.	Increased Cost	15
9.	Indemnification	15
10.	Time and Place of Payment	15
Article 4	Conditions Precedent to Drawdown Limit	15
1.	Conditions Precedent to Initial Drawdown	15
2.	Conditions Precedent to Subsequent Drawdown	17
3.	Other Conditions Precedent to Drawdown	17
4.	Other Conditions to Maintain Facility	18
Article 5	Issuance of Commercial Paper	18
1.	Details of Each Issuance	18
2.	Issuance Application Procedure	18
3.	Payment of Commercial Paper Price	19
4.	Repayment of Commercial Paper	19
5.	Issuer Specimen Seal	20
6.	Guarantee Bank and Underwriter Specimen Seal	20
Article 6	Special-Purpose Account and Security	20
1.	Special-Purpose Account and Pledge	21
2.	Promissory Note	21
Article 7	Guarantee	22
1.	Joint and Several Guarantee	22
2.	Guarantor’s Consent	22
3.	Addition/Replacement of Guarantor	23
4.	Guarantor’s Consent Letter	23

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Article 8	Representation and Warranty	24
1.	Corporate Existence and Authority	24
2.	Authority and Binding Effect	24
3.	Legality	24
4.	No Pending Litigation	24
5.	No Breach of Contract	25
6.	Information Disclosure	25
7.	Financial Status	25
8.	Taxes and Charges	25
9.	Full Ownership	26
10.	Continuity	26
Article 9	Undertakings	26
1.	Use of Funds	26
2.	Financial Report	26
3.	Financial Covenants	27
4.	Declaration and Other Materials	27
5.	Property Inspection and Accounting Books and Records	28
6.	Company and Asset Maintenance	28
7.	Asset Maintenance and Proper Insurance	28
8.	Shareholder Advance	28
9.	Claim Subordination	29
10.	Due Performance and Debt Repayment	29
11.	Compliance with Applicable Laws	29
12.	Other Security	29
13.	GoStation/Negative Pledge	29
14.	GoStation Insurance	30
15.	Shareholding Percentage	30
16.	Capital Increase in Cash	30
17.	Notice of Major Events	30
18.	Negative Covenants	31
19.	Loss of Debt Certificate	32
20.	Debt Certificate and Signature	32
21.	Information Collection and Use	32
22.	Legal Compliance	34
Article 10	Breach	34
1.	Event of Breach	34
2.	Determination of Event of Breach	36
3.	Effect of Event of Breach	36
4.	Setoff and Lien	37
5.	Order of Setoff	38
Article 11	Fees and Costs	38
1.	Fees	38
2.	Bearing of Legals Cost, etc.	39
Article 12	Relationship among Agent, Arrangers and Syndicated Banks	40
1.	Appointment	40
2.	Joint Claims	40
3.	Independent Obligations of Banks	40
4.	Specific Duties and Obligations	41

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5.	Duties by Engagement	41
6.	Disclaimer	41
7.	Trust	42
8.	Income Distribution	42
9.	Sharing of Costs	43
10.	Sharing of Credit Risk	43
11.	Sharing of Security Interest	43
12.	Breach Notice	43
13.	Independent Credit Verification and Investigation	44
14.	Compensation	44
15.	Return of Funds	44
16.	Individual Capacity	45
17.	Successor Agent	45
18.	Meeting of Syndicated Banks	45
Article 13	Miscellaneous	45
1.	Assignment	45
2.	Revision and Exemption	46
3.	No Waiver	47
4.	Notice	47
5.	Exchange Rate	47
6.	Conflict	48
7.	Severability	48
8.	Place of Performance	48
9.	Governing Law and Jurisdiction	48
10.	Application of Applicable Laws and Charters	48
11.	Money Laundering Prevention and Counter-Terrorist Financing Clause	48
12.	Copies	49

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Attachments

1.	Committed Limit Details
1-1.	Contact Details
2.	Drawdown Application
3.	Estimated 2016 Syndicated Loan Repayment Schedule
4.	Commercial Paper Issuance Application
5.	Guarantee and Underwriting Notice
6.	Issuer Specimen Seal/Signature Certificate
7.	Guarantor Specimen Seal/Signature Certificate
8.	Underwriter Specimen Seal/Signature Certificate
9.	Operating Income and Expense Account Affidavit
10.	Repayment Account Pledge Agreement
11.	Promissory Note
12.	Power of Attorney for Promissory Note
13.	Guarantor’s Consent Letter
14.	Declaration (including 14-1 and 14-2)
15.	Shareholder Advance Claim Subordination Affidavit
16.	Negative Pledge
17.	Credit Limit Assignment Agreement

Confidential – Execution Version

Syndicated Credit Facility Agreement

This Syndicated Credit Facility Agreement (hereinafter this “Agreement”) is signed by the following parties on March 28, 2019:

(I)

Gogoro Energy Network (Cayman), Taiwan Branch, incorporated in accordance with the laws of the Republic of China (Taiwan), with its principal business address at No. 33, Dinghu Road, Dahua Village, Guishan District, Taoyuan City (hereinafter the “Borrower”; in relation to commercial paper issued in accordance with this Agreement, the “Issuer”); Gogoro Energy Network (the Borrower’s Parent);

(II)

Gogoro Inc., a company organized and incorporated in accordance with the laws of the Cayman Islands, with its registered address at 27 Hospital Road, George Town, Grand Cayman, KY1-9008, Cayman Islands (hereinafter the “Corporate Guarantor”);

Mr. Hok-Sum Horace Luke (passport no.: 642430562), with his residential address at 11F, Building C, No. 225, Section 2, Chang’an East Road, Songshan District, Taipei City (hereinafter the “Personal Guarantor”; together with the Corporate Guarantor, hereinafter individually or collectively, the “Guarantor”);

(III)

Mega International Commercial Bank Co., Ltd., Mega Bills Finance Co., Ltd., Taiwan Cooperative Bank Ltd., Taiwan Business Bank, Ltd. First Commercial Bank Co., Ltd. and Chang Hwa Commercial Bank, Ltd., leading financial institutions that arrange the organization of the Banking Syndicate under this Agreement (hereinafter individually or collectively, the “Arrangers”);

(IV)

Mega International Commercial Bank Co., Ltd., acting as the agent for the management of credit facility procedures and various security interests under this Agreement (referred to in such capacity as the “Agent”); and

(V)

Mega International Commercial Bank Co., Ltd., Mega Bills, Finance Co., Ltd., Taiwan Cooperative Bank Ltd., Taiwan Business Bank, Ltd., First Commercial Bank Co., Ltd., Chang Hwa Commercial Bank, Ltd., China Bills Finance Corporation, Grand Bills Finance Corporation, International Bills Finance Corporation, Taishin International Bank Co., Ltd., E.SUN Commercial Bank, Ltd., Taipei Fubon Commercial Bank Co., Ltd., Bank SinoPac, EnTie Commercial Bank, Taiwan Shin Kong Commercial Bank Co., Ltd., Far Eastern International Bank, Co., Ltd., Ta Ching Bills Finance Corporation and Taiwan Cooperative Bills Finance Corporation (hereinafter individually a “Syndicated Bank”, or collectively the “Banking Syndicate”).

Whereas, the Borrower asked Gogoro Inc. and Mr. Hok-Sum Horace Luke to act as Guarantors and engaged the Arrangers to arrange the organization of the Banking Syndicate to provide a medium-term loan and commercial paper guarantee of up to NT$7,200,000,000 (hereinafter this “Credit Facility”) in order to repay the outstanding amount of the 2016 Syndicated Loan, to purchase batteries for electric vehicles and to enrich working capital;

Whereas, the Arrangers agree to organize the Banking Syndicate to provide the above syndicated credit facility and the Syndicated Banks agree to participate in this Credit Facility based on their individual committed limits;

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Therefore, the parties have agreed to below terms and conditions:

Article 1 Definitions and Interpretations

1.	Definitions

Unless otherwise provided in this Agreement, the following terms are defined as follows:

(1)	“Credit Facility” means the credit facility granted by the Banking Syndicate in accordance with this Agreement.

(2)	“Tranche A Facility” is the medium-term loan in New Taiwan Dollar provided to the Borrower by Tranche A Banks with their own funds.

(3)	“Tranche B Facility” is the medium-term load in New Taiwan Dollar provided to the Borrower by Tranche B Banks with their own funds.

(4)	“Tranche C Facility” is the facility provided by Tranche C Banks to guarantee commercial paper issued by the Issuer.

(5)	“Tranche Facility” means the Tranche A Facility, Tranche B Facility and (or) Tranche C Facility, either individually or collectively.

(6)	“Tranche A Banks” mean the Syndicated Banks that provide the Tranche A Facility to the Borrower.

(7)	“Tranche B Banks” mean the Syndicated Banks that provide the Tranche B Facility to the Borrower.

(8)

“Tranche C Banks” mean the Syndicated Banks that provide the Tranche C Facility to the Issuer (where “Syndicated Banks” in this subparagraph are limited to bills financing companies incorporated and registered in accordance with the Act Governing Bills Finance Business), also referred to as the “Guarantee Banks”.

(9)

“Total Credit Limit” means the total maximum limit amount of the credit facility granted by the Banking Syndicate in accordance with this Agreement, i.e., NT$7,200,000,000, or the total credit limit after cancellation or revocation in accordance with this Agreement.

(10)

“Committed Limit” means the credit limit that each Syndicated Bank agrees to provide under this Credit Facility in the amount listed in Attachment 1 or the limit after cancellation or revocation in accordance with this Agreement.

(11)

“Commitment Ratio” means, (i) in relation to a Tranche Facility, the Committed Limit by each Syndicated Bank for the relevant tranche as a percentage of the credit limit of such Tranche Facility; (ii) in relation to the Total Credit Limit, the total Committed Limits under all Tranche Facilities by each Syndicated Bank as a percentage of the Total Credit Limit, as listed in Attachment 1.

(12)

“Available Limit” means, (i) in relation to a Tranche Facility, the limit amount under such Tranche Facility or the limit amount remaining after cancellation or revocation in accordance with this Agreement; (ii) in relation to this Credit Facility, the Total Credit Limit or the total limit amount under this Credit Facility remaining after cancellation or revocation in accordance with this Agreement.

(13)	“Business Day” means a day on which all banks located on the main island of Taiwan are open for full-day business.

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(14)

“Drawdown Day” means the date on which the principal of this Credit Facility is advanced to the Borrower in accordance with this Agreement or the date on which the Issuer’s commercial paper is issued (i.e., the “Issue Date”), including the Initial Drawdown Date.

(15)

“Initial Drawdown Date” means the date of the earliest drawdown of the credit limit under the Tranche A Facility or Tranche C Facility, or the deemed date of initial drawdown in accordance with Article 2, paragraph 3 of this Agreement.

(16)	“Interest Date” means the date on which the Borrower shall pay interest under this Credit Facility in accordance with Article 3, paragraph 1 of this Agreement.

(17)

“Interest Adjustment Date” means the date on which the loan interest rate shall be adjusted in accordance with the variation of the reference rate in accordance with Article 3, paragraph 1 of this Agreement.

(18)	“Principal Repayment Date” means the date on which the Borrower shall repay any portion of principal of this Credit Facility in accordance with Article 3, paragraph 2 of this Agreement.

(19)

“Drawdown Application” means the Borrower’s application to seek drawdown of the Tranche A Facility or Tranche B Facility in accordance with Article 2, paragraph 5 of this Agreement, in the form of Attachment 2.

(20)	“2016 Syndicated Loan” means the syndicated loan of NT$3,120,000,000 signed by the Borrower and the banking syndicate arranged by Mega International Commercial Bank Co., Ltd. on August 10, 2016.

(21)

“Estimated 2016 Syndicated Loan Repayment Schedule” means the schedule of outstanding credit balance under the 2016 Syndicated Loan to be repaid by the Borrower through drawdown of this Credit Facility, in the form of Attachment 3.

(22)

“Commercial Paper Issuance Application” means the application by the Issuer to seek drawdown of the Tranche C Facility in accordance with Article 2, paragraph 5 of this Agreement, in the form of Attachment 4.

(23)	“Underwriter” means the financial institution that underwrites the commercial paper issued by the Issuer in accordance with this Agreement (i.e., Tranche C Banks).

(24)	“Purchase Commitment” means the Underwriter’s commitment to purchase commercial paper issued by the Issuer in accordance with this Agreement.

(25)

“Committed Purchase Factoring Rate” means the factoring rate negotiated by the Underwriter with the Issuer when it performs its Purchase Commitment, i.e., the sum of the total issue cost agreed under Article 3, paragraph 1, subparagraph (2) of this Agreement (including interest/fee rates such as factoring interest, guarantee fee, underwriting fee) and the bills depository and settlement service fee rate.

(26)

“Operating Income and Expense Account” means the special-purpose account opened with the Agent by the Borrower and Gogoro Taiwan Sales and Services Limited, respectively, in accordance with Article 6, paragraph 1 of this Agreement.

(27)

“Gogoro Taiwan Sales and Services Limited” means the stock limited company organized and incorporated in accordance with the laws of the Republic of China (Taiwan) with its principal business address at No. 33, Dinghu Road, Guishan District, Taoyuan City.

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(28)	“Repayment Account” means the special-purpose account opened with the Agent by the Borrower in accordance with Article 6, paragraph 1 of this Agreement.

(29)

“Repayment Account Pledge Agreement” means the pledge agreement signed by the Borrower in accordance with Article 6, paragraph 1 of this Agreement to provide a maximum-limited pledge on the Repayment Account to the Agent, in the form of Attachment 10.

(30)

“Borrower’s Parent” means the Borrower’s parent Gogoro Energy Network, a company organized and incorporated in accordance with the laws of the Cayman Islands and with its registered address at 27 Hospital Road, George Town, Grand Cayman, KY1-9008, Cayman Islands.

(31)

“Negative Pledge” means the pledge issued by the Borrower’s Parent in accordance with Article 9, paragraph 13 of this Agreement that is approved by resolution of its board of directors, in the form of Attachment 16.

(32)	“GoStation” means the GoStation owned by the Borrower in the Gogoro battery exchange energy network operated by the Borrower and its group.

(33)

“Lease Contract” means the lease contract signed by the Borrower with a lessor of the site or foundation where a GoStation and its ancillary facilities and power switch equipment and ancillary equipment are installed, including any subsequent amendment, addition, deletion, supplement, extension and (or) reinstatement, etc.

(34)

“Majority Syndicated Banks” means, (i) in relation to this Credit Facility, (a) the Syndicated Banks with an accumulated balance amount of principal drawn down and outstanding under this Credit Facility (including the balance amount drawn down with outstanding guarantee liability or guarantee amount advanced and outstanding) in excess of half of the total balance amount of principal drawn down and outstanding under this Credit Facility (including the balance amount drawn down with outstanding guarantee liability or guarantee amount advanced and outstanding); (b) in the event that there has been no drawdown or there is no balance amount drawn down and outstanding, the Syndicated Banks representing accumulated Committed Limits in excess of half of Total Credit Limit; (ii) in relation to each Tranche Facility, (a) the Syndicated Banks representing accumulated balance amount of principal outstanding under such Tranche Facility (including the balance amount drawn down with outstanding guarantee liability or guarantee amount advanced and outstanding) in excess of half of the total balance amount of principal outstanding under such Tranche Facility; (b) in the event that there has been no drawdown or there is no balance amount drawn down and outstanding, the Syndicated Banks representing accumulated Committed Limits under such Tranche Facility in excess of half of the Committed Limits under such Tranche Facility.

(35)

“Resolution of Majority Syndicated Banks” means, other than matters subject to the unanimous approval of the Banking Syndicate as expressly required in this Agreement, the resolution approved by the Majority Syndicated Banks after a meeting of the Syndicated Banks convened following written notice or written enquiry issued by the Agent to the Banking Syndicate.

(36)

“Credit Risk Sharing Ratio” means, (i) in relation to each Tranche Facility, (a) the ratio of each Syndicated Bank’s balance amount of principal drawn down and outstanding (including the balance amount drawn down with outstanding guarantee liability or guarantee amount advanced and outstanding) under such Tranche Facility to the total balance amount of principal drawn down and outstanding (including the balance amount drawn down with outstanding guarantee liability or guarantee amount advanced and outstanding) under such

Confidential – Execution Version

Tranche Facility; (b) in the event that there has been no drawdown or there is no balance amount drawn down and outstanding, each Syndicated Bank’s Commitment Ratio; (ii) in relation to this Credit Facility, (a) the ratio of each Syndicated Bank’s balance amount of principal drawn down and outstanding (including the balance amount drawn down with outstanding guarantee liability or guarantee amount advanced and outstanding) under this Credit Facility to the total balance amount of principal drawn down and outstanding (including balance amount drawn down with outstanding guarantee liability or guarantee amount advanced and outstanding) under this Credit Facility; (b) in the event that there has been no drawdown or there is no balance amount drawn down and outstanding, each Syndicated Bank’s Commitment Ratio.

(37)	“Credit Period” means the period during which the Banking Syndicate provides this Credit Facility to the Borrower in accordance with Article 2, paragraph 3 of this Agreement.

(38)

“Period of Existence” means the period from the date on which the signature of this Agreement is completed until the date on which the Borrower and (or) the Guarantor has fully repaid all indebtedness owed under this Agreement (including but not limited to principal, interest, advanced guarantee amount, guarantee fee, commitment fee, arranger fee, participation fee, processing fee, delay interest, breach penalty, advance administrative charge, other fees of all kinds, relevant compensation and interest accrued thereon, as well as all other relevant indebtedness), and the Borrower, the Guarantor and the Banking Syndicate have all fully performed all their obligations under this Agreement.

(39)

“Security Document” means the Repayment Account Pledge Agreement, promissory note, power of attorney for the promissory note and documents signed by the Borrower and (or) the Guarantor at any time during the Period of Existence of this Agreement to secure their obligations and indebtedness under this Agreement.

(40)

“GAAP” means the generally accepted accounting principles, gazettes and the interpretations thereof that the Borrower should apply in the handling of its financial accounting in accordance with the provisions of applicable laws or orders, including but not limited to the IFRSs.

(41)

“IFRSs” mean the International Financial Reporting Standards, international accounting principles, interpretations and public announcements of interpretations in accordance with applicable laws and recognized by the Financial Supervisory Commission.

(42)	“Event of Breach” means any event listed under Article 10, paragraph 1 of this Agreement.

(43)	“Potential Event of Breach” means an event that constitutes an Event of Breach with the lapse of time or the satisfaction of other conditions.

2.	Interpretations

(1)	The parties to this Agreement include their respective successors.

(2)	The terms used in this Agreement include their singular and plural meanings.

(3)

Any professional or institution such as an accountant, attorney, insurer or appraiser referred to in this Agreement that should provide an opinion, report, statement, insurance or appraisal services means a reputable professional or institution such as a certified accountant, attorney, insurer or appraiser.

(4)	The title of each clause of this Agreement is for convenience only and does not interpret or restrict the provision of the clause.

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Article 2 Credit Facility

1.	Granting and Purpose of Facility

This Credit Facility is granted by the Banking Syndicate providing a medium-term loan and commercial paper guarantee up to a total limit of NT$7,200,000,000 for the following purposes:

(1)	Tranche A Facility: To repay the balance amount outstanding under the 2016 Syndicated Loan.

(2)	Tranche B Facility: For the Borrower’s purchase of batteries for electric vehicles.

(3)	Tranche C Facility: To enrich working capital.

2.	Credit Limit

The Total Credit Limit of this Agreement is NT$7,200,000,000. The limit of each Tranche Facility is as follows:

(1)	Tranche A Facility:

Medium-term loan of NT$1,200,000,000 available for one drawdown on non-revolving basis.

(2)	Tranche B Facility:

Medium-term loan of NT$4,000,000,000 available for multiple drawdowns on non-revolving basis.

(3)	Tranche C Facility:

Issuance of commercial paper guarantee for NT$2,000,000,000 available for multiple drawdowns on revolving basis.

3.	Credit Period

(1)	Tranche A Facility: The Credit Period of the Tranche A Facility is 5 years starting from the Initial Drawdown Date.

(2)	Tranche B Facility: The Credit Period of the Tranche B Facility is 5 years starting from the Initial Drawdown Date.

(3)	Tranche C Facility:

i.	The Credit Period of the Tranche C Facility is 5 years starting from the Initial Drawdown Date.

ii.

Subject to compliance with the Act Governing Bills Finance Business and other applicable laws and on condition that no Event of Breach has occurred, Tranche C Banks may enter into commercial paper guarantee related contracts such as “Commercial Paper Guarantee and Purchase Agreements” or “Mandate Agreement for Guaranteed Issuance of Commercial Paper” every year with the Issuer in accordance with their individual Committed Limits. Such contracts may be renewed for one year upon each expiry every year, provided that they shall not exceed the Credit Period of the Tranche C Facility. During the Period of Existence of this Credit Facility, the Tranche C Banks may exercise their right to terminate the guarantee limit under the Tranche C Facility, i.e., to not renew the contracts, and to terminate their guarantee limit staring from the annual expiry date, by giving written notice to the

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Agent and the Issuer at least 60 days before the expiry of a one-year period from the Initial Drawdown Date of the Tranche C Facility and the expiry of each subsequent one-year period. Individual exercise of the right to terminate the limit by any Tranche C Bank shall have no impact on the guarantees provided by the other Tranche C Banks, nor shall it impact the establishment and existence of joint claims agreed under this Agreement. Provided that there is no Event of Breach or Potential Event of Breach with the Issuer, any Tranche C Bank that has not exercised the right to terminate its limit before the deadline shall be deemed to have agreed to renew the contracts in accordance with the above.

(4)

Subject to compliance with all conditions under this Agreement, the Borrower shall make the initial drawdown within 6 months from the date of signature of this Agreement, otherwise the expiry date of the 6-month period starting from the date of signature of this Agreement shall be deemed the Initial Drawdown Date.

4.	Drawdown Deadline

Subject to compliance with the conditions of this Agreement, the Borrower may draw down this Credit Facility before the following deadlines:

(1)

Tranche A Facility: One full drawdown within 6 months from the date of signature of this Agreement. Any limit amount not drawn down upon expiry of such period shall be automatically cancelled and shall not be available for further drawdown.

(2)

Tranche B Facility: Drawdown (or multiple drawdowns) shall be completed within 2 years from the Initial Drawdown Date. Any limit amount not drawn down upon expiry of such period shall be automatically cancelled and shall not be available for further drawdown.

(3)	Tranche C Facility: Drawdowns may be made on revolving basis during the Credit Period of Tranche C Facility.

5.	Drawdown Manner

Subject to completion of the conditions precedent to drawdowns provided in this Agreement, the Borrower shall draw down this Credit Facility in the following manner:

(1)

The Borrower shall submit a Drawdown Application and (or) a Commercial Paper Issuance Application with the Agent at least 7 Business Days before the Drawdown Date or other shorter period agreed by the Agent in the case of initial drawdown, or at least 5 Business Days before the Drawdown Date or other shorter period agreed upon by the Agent in the case of subsequent drawdown. In the case of the Tranche C Facility, the Commercial Paper Issuance Application submitted in accordance with the above deadline shall be submitted before 11 a.m. on the relevant date at the latest.

(2)

The Borrower’s initial drawdown must a drawdown of the Tranche A Facility, or together with a drawdown of the Tranche C Facility, to repay the full remaining balance under the 2016 Syndicated Loan (including the medium-term loan and commercial paper payments (if any))and cancel the limit. The Borrower shall also submit the Estimated 2016 Syndicated Loan Repayment Schedule (in the form of Attachment 3). All repayment procedures shall be managed by the Agent.

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(3)	For the drawdown of the Tranche B Facility:

i.

To draw down the Tranche B Facility to purchase batteries for electric vehicles, the Borrower shall submit battery purchase agreements, transaction documents or proof of payment (including but not limited to invoices) acceptable to the Agent and the drawdown may be for made up to 80% of the transaction documents or proof of payment.

ii.

Each drawdown under the Tranche B Facility shall be a minimum of NT$50,000,000 and shall be an integer multiple of NT$10,000,000 or the balance amount of the limit not yet drawn down at the time under such tranche, unless the Agent agrees otherwise.

(4)

For the drawdown of the Tranche C Facility, the Issuer shall follow Article 5 of this Agreement. When the commercial paper becomes due, drawdowns may be made on revolving basis in accordance with the relevant provisions of this Agreement. On the due date, the funds received from the newly-issued commercial paper will be used to repay prior commercial paper that is due.

No Drawdown Application and (or) Commercial Paper Issuance Application shall be revoked (recovered) after it is issued by the Borrower and delivered to the Agent in accordance with Article 13, paragraph 4 of this Agreement. However, if the Drawdown Date specified by the Borrower on the Drawdown Application and (or) Commercial Paper Issuance Application becomes a non-Business Day due to a natural disaster or other events of force majeure, the Drawdown Date shall be the following Business Day. If the Borrower subsequently changes the Drawdown Date or if the drawdown request is invalid due to failure to meet the drawdown conditions, the Borrower shall compensate the costs and losses suffered by the relevant Syndicated Banks and (or) the Agent, provided that the Syndicated Banks and (or) the Agent shall provide relevant proof or supporting documents of such costs and losses.

6.	Drawdown Notice

After the Borrower has applied for drawdown in accordance with the previous paragraph, the Agent shall provide photocopies of the Borrower’s Drawdown Application and (or) Commercial Paper Issuance Application and give notice to relevant Syndicated Banks about the loan amounts to be advanced or guarantee to be provided calculated in accordance with their individual Commitment Ratios 2 Business Days before the Drawdown Date.

(1)

For drawdowns of the Tranche A Facility and (or) the Tranche B Facility, the Syndicated Banks shall transfer the loan amounts to be advanced in accordance with their Commitment Ratios into the account designated by the Agent before 11 a.m. on the Drawdown Date. If the Borrower draws down the Tranche A Facility to repay the balance amount of the Borrower’s 2016 Syndicated Loan, the Borrower hereby authorizes the Agent to further transfer (deposit) the loans advanced by the Syndicated Banks to the account designated by the relevant financial institution listed in the Estimated 2016 Syndicated Loan Repayment Schedule. Upon transfer (deposit) of the funds to such account by the Agent, it shall be deemed that the Borrower has received the loans advanced by the Syndicated Banks. If the Borrower draws down the Tranche B Facility, the Agent shall transfer the loan amounts to the Borrower’s account with the Agent on the Drawdown Date.

(2)

After the Agent has given notice to the Syndicated Banks about the loan amounts to be advanced in accordance with the previous subparagraph, the Agent may trust that the Syndicated Banks will advance the loans as agreed. Unless the Agent has received a notice from the Syndicated Banks one Business Day before the Drawdown Date stating that the loans cannot be advanced in accordance with the Commitment Ratios, the Agent may (but is not obliged to) advance the loan amounts to the Borrower on time based on such trust. However, before the Agent actually receives the agreed loan amounts advanced by the Syndicated Banks, it is not obliged to release or advance any amount to the Borrower on behalf of the Syndicated Banks. If the Agent has advanced the loan amounts to the Borrower on behalf of the Syndicated Banks, such Syndicated Banks shall share the credit risk in accordance with the Credit Risk Sharing Ratio.

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If the Agent has advanced to the Borrower the loan amounts that should be advanced by the Syndicated Banks in accordance with this Agreement, if any Syndicated Bank fails to advance the loan amount to the Agent on time, following the Agent’s request, the Borrower shall return to the Agent the funds that had not been advanced by the relevant Syndicated Bank but advanced by the Agent within 5 Business Days from the advance, together with interest accrued from the date of advance at the loan interest rate provided under Article 3, paragraph 1 of this Agreement. The Syndicated Bank shall be liable for compensating any damage caused to the Borrower and (or) the Agent due to its failure to advance the loan amounts in accordance with this Agreement (including but not limited to the losses and relevant expenses incurred from the acquisition of the relevant facility at a cost that is higher than the interest (fee) rates under this Agreement), provided that the Borrower and (or) the Agent shall provide relevant supporting documents. Also, the Borrower shall not be obliged to pay the commitment fee in accordance with Article 11, paragraph 1, subparagraph (1) of this Agreement for the credit limit not drawn down due to the Syndicated Bank’s failure to advance the loan.

(3)

When the Issuer draws down the Tranche C Facility, the Agent shall provide photocopies of the Commercial Paper Issuance Application and give notice to the Tranche C Banks (i.e., the Guarantee Banks) to provide commercial paper guarantee in accordance with their individual Commitment Ratios 2 Business Days before the Drawdown Date. The Tranche C Banks shall provide closing slips to the Borrower and the Agent in accordance with their Commitment Ratios before 12 a.m. on the Business Day before the Drawdown Date to confirm that the guarantee limit will be provided. Unless the Agent has received a notice from the Tranche C Banks one Business Day before the Drawdown Date stating that the guarantee cannot be provided in accordance with the Commitment Ratios, the Agent may trust that the Tranche C Banks will provide the guarantee as agreed and neither the Agent nor any Tranche C Bank is obliged to provide guarantee on behalf of any other Tranche C Bank. Unless otherwise provided in this Agreement, matters related to the issuance of commercial paper shall be negotiated between the Issuer and each Tranche C Bank.

If the Borrower draws down the Tranche C Facility to repay the balance amount of the Borrower’s 2016 Syndicated Loan, the Tranche C Banks shall follow the instructions under the Guarantee and Underwriting Notice issued by the Agent (in the form of Attachment 5) and transfer the funds received to the designated account of the Issuer with the settlement institution to repay the 2016 Syndicated Loan. Upon transfer (deposit) of the funds to such account by the Tranche C Banks, it shall be deemed that the Borrower has received the loans advanced by the Syndicated Banks.

(4)

If the loan amounts are not advanced in accordance with this Agreement due to any event that is imputable to the Syndicated Banks or the Tranche C Banks, the Syndicated Banks or the Tranche C Banks shall arrange alternative credit facility with equivalent conditions as this Agreement for the Borrower/Issuer and shall compensate all damages suffered by the Borrower/Issuer and (or) the Agent (including but not limited to the losses and relevant expenses incurred from the acquisition of the relevant facility at a cost that is higher than the interest (fee) rates under this Agreement), provided that the Borrower/Issuer and (or) the Agent shall provide relevant documents or proof of the losses and expenses claimed. If the event is not imputable to the Syndicated Banks or the Tranche C Banks, such Syndicated Banks or Tranche C Banks shall negotiate with the Borrower/Issuer in good faith to compensate all damages incurred by the Borrower/Issuer or the Agent (including but not limited to the losses and relevant expenses incurred from the acquisition of the relevant facility at a cost that is higher than the interest (fee) rates under this Agreement) and shall make reasonable efforts to try to arrange or assist the Borrower/Issuer to acquire other credit facility in an alternative manner that is feasible in the market at the time, provided that neither the Syndicated Banks nor the Tranche C Banks be liable as to whether or not such alternative credit facility can indeed be acquired.

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Article 3 Repayment and Other Loan Conditions

1.	Interest (Fee) Rate Computation and Payment

The Borrower shall pay interest and guarantee fee in accordance with the following:

(1)	Tranche A Facility and Tranche B Facility

i.

The loan interest rate for the Tranche A Facility and the Tranche B Facility shall be variable based on the reference rate plus a margin of 1.60% per annum, provided that the annual interest rate after the margin before tax shall not be lower than 2%. The Borrower shall bear the business tax and stamp duty for the interest.

“Reference rate” referred to above means the 3-month fixing rate quoted on the page of the Taipei Interbank Offered Rate (TAIBOR) published on the website of the Bankers Association of the Republic of China at about 11:30 a.m. Taipei Time 2 Business Days before each Drawdown Date and (or) Interest Adjustment Date. If such applicable reference rate is not available on a certain day, the interest rate for the same period one Business Day before the date of reference rate shall be used as the reference rate. If such rate is still unavailable, the interest rate quoted for the second longest period displayed on such information system shall be adopted based on market practice.

ii.

Upon expiry of the 3-month period after the Initial Drawdown Date, if none of the Borrower, the Borrower’s Parent or the Guarantor has any Event of Breach, the above annual interest rate margin shall be adjusted according to the earnings before tax margin based on the Corporate Guarantor’s latest accountant-audited annual consolidated financial report or reviewed second-quarter consolidated financial report, applicable to each Drawdown Date or Interest Adjustment Date after the submission of the above financial reports:

Applicable Benchmark: Earnings before Tax Margin (X)	Tranche A Facility/Tranche B Facility Annual Interest Rate Margin
X≤0%	1.60%
0%<X≤5%	1.50%
X>5%	1.40%

Earnings before Tax Margin (X) = (Net Profit before Tax / Net Operating Revenue) x 100%

iii.

The Interest Adjustment Date is the corresponding date of the Initial Drawdown Date of the Tranche A Facility and the Tranche B Facility every 3 months (or the final date of the month if there is no corresponding date). Interest is adjusted once every 3 months. The Interest Date is the 25th day of each month. Interest is payable once a month (the interest accrual period is from the 21st day of the previous month until the 20th day of the current month).

iv.

The loan interest rates for the Tranche A Facility and the Tranche B Facility are annual rates calculated until the 4th digit after the decimal point, with the 5th digit rounded up if it is 5 or higher and rounded down if it is 4 or lower. Interest is calculated based on 365 days a year and accrues on the actual number of days lapsed.

(2)	Tranche C Facility

For commercial paper guaranteed by the Tranche C Banks, the Issuer shall pay fees and taxes as follows:

i.	Guarantee Fee and Underwriting Fee:

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The total cost of commercial paper issuance (including the factoring rate, guarantee fee rate and underwriting fee rate, but excluding the bills depository and settlement service fee) is calculated based on 365 days a year and accrues at the reference rate under subparagraph (1) of this paragraph plus a margin of 1.40%. The Tranche C Banks shall adjust each interest (fee) rate on the condition that the total cost shall remain the same. Such fees shall be deducted directly from the purchase price payable to the Issuer under the commercial papers purchased in accordance with this Agreement by each Tranche C Bank also acting as the underwriter.

ii.	Bills Depository and Settlement Service Fee

The bills depository and settlement service fee is calculated based on the face value and the actual number of days issued based on the fee rates published by the Taiwan Depository and Clearing Corporation, which are borne by the Issuer and deducted directly from the purchase price payable to the Issuer under the commercial papers purchased in accordance with this Agreement by each Tranche C Bank also acting as the underwriter.

iii.	Tax:

(i)

Other than applicable bills split tax, which shall be borne by the bill holder, the Tranche C Banks shall bear the business tax, stamp duty and relevant taxes generated from relevant bills guarantee fees and underwriting fees for the commercial paper issued by the Issuer.

(ii)	Taxes on the purchase of commercial paper shall be borne by the Tranche C Banks that perform their Purchase Commitment.

(iii)	Profit-seeking enterprise income tax incurred by the Tranche C Banks shall be borne by the Tranche C Banks themselves.

(iv)	Unless otherwise provided in this Agreement, other relevant fees, costs and taxes for the issuance of commercial paper shall be borne by the Issuer.

iv.

Upon expiry of the 3-month period after the Initial Drawdown Date, if none of the Issuer, the Issuer’s Parent or the Guarantor has any Event of Breach, the above annual interest rate margin shall be adjusted according to the earnings before tax margin based on the Corporate Guarantor’s latest accountant-audited annual consolidated financial report or reviewed second-quarter consolidated financial report, applicable to each Drawdown Date or Interest Adjustment Date after the submission of the above financial reports:

Applicable Benchmark: Earnings before Tax Margin (X)	Tranche C Facility Annual Interest Rate Margin
X≤0%	1.40%
0%<X≤5%	1.30%
X>5%	1.20%

Earnings before Tax Margin (X) = (Net Profit before Tax / Net Operating Revenue) x 100%

(3)

If the Borrower, the Issuer, the Borrower’s Parent or the Guarantor has any Event of Breach, the loan interest rates for the Tranche A Facility and the Tranche B Facility and the annual interest rate margin for the total issue cost under the Tranche C Facility shall be calculated based on the highest annual interest rate margin until the Event of Breach is waived or released in accordance with this Agreement.

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2.	Repayment

This Credit Facility shall be repaid in the following manner:

(1)

For the Tranche A Facility, the balance amount of principal drawn down upon expiry of the drawdown deadline of the Tranche A Facility shall be amortized and repaid by the Borrower over 9 installments, each installment being 6 months and the principal repayment date of the first installment being the expiry date of the 1-year period starting from the Initial Drawdown Date. 10% shall be repaid per installment from the 1st to the 5th installments. 12.5% and all outstanding balance shall be repaid per installment from the 6th to the 9th installment.

(2)

For the Tranche B Facility, the balance amount of principal drawn down upon expiry of the drawdown deadline of the Tranche B Facility shall be amortized and repaid by the Borrower over 6 installments, each installment being 6 months and the principal repayment date of the 1st installment being the expiry date of the 2-year-and-6-month period starting from the Initial Drawdown Date. 12% shall be repaid per installment from the 1st to the 5th installments. 40% and all outstanding balance shall be repaid in the 6th installment.

(3)	For the Tranche C Facility:

i.

When the commercial paper issued with the guarantee provided by the Tranche C Banks becomes due, the Issuer shall repay the commercial paper of each issuance based on the face value and follow Article 5, paragraph 4 of this Agreement. The Issuer may also make revolving drawdown of the Tranche C Facility in accordance with relevant provisions and use the funds from newly issued commercial paper to repay prior commercial paper that is due. However, if the Tranche C Banks exercise the right to terminate the limit in accordance with Article 2, paragraph 3 of this Agreement, upon written notice from the Agent, the limit granted by the Tranche C Banks shall no longer be available for drawdown from the completion of such year. The Issuer shall transfer the funds drawn down from the Tranche C Facility to the designated special-purpose account on the expiry date of each such year to repay the commercial paper.

ii.

If the Issuer fails to perform any obligation or has any Event of Breach in relation to any commercial paper it issued, resulting in the performance of guarantee liability by the Tranche C Banks, upon notice to the Issuer by the Agent, the Issuer shall pay the amount advanced by the Tranche C Banks immediately following the written request by the Agent. If the Issuer fails to make payment, repayment advanced by the Tranche C Banks in accordance with the guarantee for the commercial paper shall be deemed the performance of guarantee liability by the Tranche C Banks. The Agent does not need to determine or enquire about the details of the claims underlying the commercial paper or whether there is any other event of defense between the Issuer and the underwriter, and the Issuer shall not voice any objection. The guarantee amount advanced by the Tranche C Banks shall be repaid by the Issuer immediately in accordance with the Agent’s request and shall accrue delay interest and breach penalty in accordance with Article 3, paragraph 3 of this Agreement starting from the date on which the Agent advances the amount of the commercial paper based on the relevant guarantee.

iii.

The guarantee limits provided by the Tranche C Banks under this Agreement are severable individual obligations and there is no joint and several liability between the Tranche C Banks in relation to their obligations under this Agreement. Whenever the Issuer mandates the Tranche C Banks to provide guarantees in accordance with this Agreement and after the Tranche C Banks have advanced the payments in performance of their guarantee liabilities, even if the date of advance by the Tranche C Banks is after the Credit Period provided in this Agreement, the Issuer shall still be fully liable for repayment of the amounts advanced by the Tranche C Banks in accordance with the terms and conditions of this Agreement.

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iv.

The guarantee liability of the Tranche C Banks for the provision of guarantees for commercial paper in accordance with this Agreement is released on the date on which the commercial paper becomes due and the Issuer performs as agreed or when the guarantee liability is released in accordance with relevant provisions.

In all circumstances, the Borrower shall fully repay all balance amount outstanding from each drawdown during the Credit Period, interest payable and other amounts and fees payable.

3.	Delay Interest and Breach Penalty

If the Borrower delays in the repayment of principal or the payment of interest, guarantee fee or any other amount or fee payable in accordance with this Agreement, or if the Borrower fails to perform any payment obligation guaranteed by the Tranche C Banks and the Tranche C Banks perform their guarantee liability and advance the payment, to the extent permitted by law, delay interest shall accrue at the delay interest rate, which shall be the loan interest rate of this Credit Facility plus a margin of 2% per annum, or the Agent’s New Taiwan Dollar base rate plus a margin of 2% per annum in the case of fees and other amounts (each such rate after the margin hereinafter referred to as the “Delay Interest Rate”), from the due date and (or) advance date (inclusive) until the date of actual repayment. If the delay is within 6 months (inclusive), breach penalty shall also accrue at 10% of the Delay Interest Rate on the amount of delay. If the delay exceeds 6 months, breach penalty shall accrue at 20% of the Delay Interest Rate on the amount of delay. If the reference rate applied to the interest of this Credit Facility changes, delay interest and breach penalty shall accrue in a variable manner in accordance with the provisions of this Agreement. Delay interest and breach penalty accrue on a daily basis and are calculated based on the actual number of days lapsed in proportion to the 365 days of a year. If the Borrower’s payment is delayed for over a year (or a shorter period permitted by the law) and if repayment is not made following demand, the Agent may roll over delay interest under any outstanding principal, advanced guarantee amount or fee payable of the same currency for the common interest of the Banking Syndicate and accrue interest thereon. Delay interest and breach penalty shall be paid immediately upon the Agent’s request.

4.	Cancellation of Credit Limit

The Borrower shall not cancel all or part of the undrawn credit limit under the Tranche A Facility, the Tranche B Facility or the Tranche C Facility, except if all of the following conditions are satisfied:

(1)	An irrevocable written notice was given to the Agent at least 15 Business Days before the limit cancellation date;

(2)

The cancelled limit amount shall be at least NT$30,000,000 and any amount in excess thereof shall be integer multiples of NT$10,000,000, or the full amount of the limit amount not drawn down at the time under the relevant Tranche Facility;

(3)	Cancelled credit limit shall no longer be available for further drawdowns.

The total limit amount remaining available after the Borrower’s cancellation in accordance with the above is the limit amount of this Credit Facility starting from the date of cancellation.

If the Borrower cancels the limit amount in a manner other than in accordance with the above provisions, a one-time compensation fee shall be paid to the Agent at a fee rate of 0.10% of the cancelled amount, which shall be forwarded by the Agent to the relevant Syndicated Banks based on the Commitment Ratios.

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5.	Prepayment of Tranche A Facility and Tranche B Facility

The Borrower shall not prepay all or part of any loan amount that is not yet due under the Tranche A Facility or the Tranche B Facility, except if all of the following conditions are satisfied:

(1)	An irrevocable written notice was given to the Agent at least 15 Business Days before the prepayment date;

(2)

The prepayment amount shall be at least NT$30,000,000 and any amount in excess thereof shall be integer multiples of NT$10,000,000, or the full amount of the limit amount not drawn down at the time under the relevant Tranche Facility;

(3)	The prepayment date must be an Interest Date;

(4)	Repayment shall be in an order that starts from the loan with the closest due date under the principle that loans that become due first shall be repaid first;

(5)	Upon prepayment, all interest, fees and other amounts payable shall be paid at the same time;

(6)	The limit amount prepaid shall no longer be available for drawdown.

Unless otherwise provided in this Agreement, if the Borrower makes prepayment other than in accordance with the above provisions, a one-time compensation fee shall be paid to the Agent at a fee rate of 0.10% of the prepayment amount, which shall be forwarded to the Tranche A Banks or the Tranche B Banks. The Borrower shall also bear the break funding costs incurred by the Tranche A Banks or the Tranche B Banks due to prepayment, provided that the Tranche A Banks or the Tranche B Banks shall provide relevant documents or proof showing the break funding costs they claim.

6.	Mandatory Prepayment

If any Syndicated Bank’s commitment or facility under this Agreement becomes illegal due to changes of any laws or orders, such Syndicated Bank shall immediately negotiate a solution with the Borrower and shall also give immediate written notice to the Agent. The agreement reached through such negotiation shall be binding on all parties. If an agreement is not reached within 5 Business Days, the credit commitment of such Syndicated Bank shall be revoked and the Borrower shall repay to the Agent the loan amount already advanced by such Syndicated Bank and loan interest accrued in accordance with this Agreement from the Drawdown Date to the date of repayment, as well as any other amount payable to such Syndicated Bank in accordance with this Agreement, within a reasonable period designated by the Agent and permitted by the law. It will not be necessary to pay for the compensation for early retirement as stated in Article V.

If the above breach of law is imputable to an event imputable to the Syndicated Bank concerned, such Syndicated Bank shall arrange alternative credit facility with equivalent conditions as this Agreement for the Borrower and shall compensate the Borrower for the additional costs and expenses incurred due to prepayment of the facility in accordance with the previous paragraph (provided that the Borrower shall provide relevant documents or proof showing the additional costs and expenses it claims).

7.	Taxes and Charges

Other than the profit-seeking enterprise income tax of the Syndicated Banks and other provisions of this Agreement, any tax imposed currently or in the future due to any amount payable under this Agreement or any document related hereto (including but not limited to business tax and stamp duty incurred from interest accrual, etc.) shall be borne by the Borrower. Taxes related to the issuance of commercial paper by the Issuer in accordance with this Agreement shall be governed

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by Article 3, paragraph 1 of this Agreement. If the Banking Syndicate is obliged to pay other taxes related to this Credit Facility or if the taxing basis of any tax previously borne by the Borrower is changed due to any change of law or change in the interpretation of the law by the competent authority, such tax shall be borne by the Borrower.

The Borrower shall not withhold or deduct any fee or tax from any amount paid to the Syndicated Banks. If the law requires that the Borrower must withhold any amount from the amount payable to the Syndicated Banks under this Agreement, the Borrower shall increase the amount payable so that, after the amount to be deducted is deducted (including the increased withheld amount due to the payment of such amount), the amount received by the Syndicated Banks is the same as the amount without withholding.

All taxes and reasonable costs incurred due to the signature and performance of this Agreement or documents related hereto or the security or enforcement of claims by the Syndicated Banks shall be borne by the Borrower.

8.	Increased Cost

If the Syndicated Banks incur increased cost in granting the credit due to changes of laws or orders or changes in the interpretation of laws or orders by the competent authority, the Borrower shall pay such amount immediately in accordance with the request of the Syndicated Banks to compensate the increased cost of the Syndicated Banks, provided that the Syndicated Banks shall provide relevant supporting documents.

9.	Indemnification

The Borrower and (or) the Guarantor shall indemnify any Syndicated Bank, the Arrangers or the Agent for all losses, indebtedness, damage, costs and expenses incurred in relation to this Agreement due to any Event of Breach by the Borrower and (or) the Guarantor or any breach of any obligation under this Agreement by the Borrower and (or) the Guarantor. The Borrower and (or) the Guarantor shall also indemnify any Syndicated Bank, the Arrangers or the Agent for any cost of capital such as interest or fee incurred due to the non-repayment of any relevant amount. However, the Borrower and (or) the Guarantor shall not indemnify any loss, indebtedness, damage, cost or expense incurred due to the willful conduct or gross negligence of any Syndicated Bank, the Arrangers or the Agent.

10.	Time and Place of Payment

Unless otherwise provided by this Agreement, all payments made by the Borrower in accordance with this Agreement, including but not limited to the repayment of principal of this Credit Facility, advanced guarantee amount, interest or other fees, shall be made by the Borrower to the business place designated by the Agent. Otherwise the repayment shall not take effect. The Borrower shall also make transfers into the account designated by the Agent before 12:00 p.m. Taipei Time on the principal repayment date, Interest Date or other due date. Payment after 12:00 p.m. Taipei Time shall be deemed payment on the following Business Day. If any due date is not a Business Day, it shall be postponed to the following Business Day. However, if the postponement goes across calendar months, payment shall be made on the previous Business Day.

Article 4 Conditions Precedent to Drawdown Limit

1.	Conditions Precedent to Initial Drawdown

The Borrower’s initial drawdown of the Committed Limit of this Credit Facility in accordance with this Agreement is subject to the conditions precedent of the Agent’s receipt of the following documents at least 7 Business Days before the initial drawdown or other shorter period agreed by the Agent in the form and substance acceptable to the Agent (if any document is submitted in photocopy, the provider of the document must certify that it is a genuine, correct and full photocopy):

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(1)	This Agreement legally signed by all parties;

(2)

Drawdown Application and (or) Commercial Paper Issuance Application legally signed by the Borrower; for drawdown of the Tranche B Facility, relevant proof of transaction under Article 2, paragraph 5, subparagraph (3) of this Agreement shall be submitted;

(3)	Submission of the Estimated 2016 Syndicated Loan Repayment Schedule;

(4)

Photocopies of the latest documents below of the Borrower’s Parent certified as consistent with the original documents: Certificate of Incorporation, Memorandum and Articles of Association, List of Shareholders, Register of Directors and/or Certificate of Incumbency, Certificate of Good Standing, proof of payment of annual fee, the Borrower’s Change Registration Form for Branch of Foreign Company issued by the Ministry of Economic Affairs and Foreign Company Recognition Registration Form/Recognized Matters Change Form;

(5)

Minutes or authorization (Authorization Letter or similar document) showing approval from the board of directors and (or) shareholders’ meeting of the Borrower’s Parent for the signature of this Agreement, Security Documents and other contract documents and authorizing its representative or other authorized signatory to sign such relevant contracts and documents and specimen of the authorized person’s signature and (or) seal;

(6)

Photocopies the latest documents below of the Corporate Guarantor certified as consistent with the original documents: Certificate of Incorporation, Memorandum and Articles of Association, List of Shareholders, Register of Directors and/or Certificate of Incumbency, Certificate of Good Standing, proof of payment of annual fees;

(7)	Photocopy of the identification document of the Personal Guarantor certified as consistent with the original document;

(8)

Minutes or consent showing approval from the board of directors and (or) shareholders’ meeting of the Corporate Guarantor for the signature of this Agreement, Security Documents and other contracts and documents, the provision of all security and relevant documents under this Agreement, and authorizing its representative or other authorized signatories to sign such relevant contracts and documents and specimen of the authorized person’s signature and (or) seal;

(9)	The Borrower and Gogoro Taiwan Sales and Services Limited shall each have opened an Operating Income and Expense Account with the Agent in accordance with Article 6, paragraph 1, of this Agreement;

(10)	Gogoro Taiwan Sales and Services Limited shall have issued an Operating Income and Expense Account Affidavit in accordance with Article 6, paragraph 1 of this Agreement, in the form of Attachment 9;

(11)	The Borrower shall have signed a Repayment Account Pledge Agreement in accordance with paragraph 1, Article 6 of this Agreement, in the form of Attachment 10;

(12)

The Borrower and the Guarantors shall have co-signed the promissory note and power of attorney for the promissory note with amounts equivalent to the Total Credit Limit in accordance with Article 6, paragraph 2 of this Agreement, in the form of Attachment 11 and Attachment 12, respectively;

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(13)	The Borrower’s and the Corporate Guarantor’s accountant-audited or most recently reviewed financial reports before initial drawdown;

(14)	Legal opinion issued by the Banking Syndicate’s legal advisors for the Republic of China (Taiwan) and the Cayman Islands;

(15)

In the event of advance by any shareholder of the Borrower’s Parent and (or) Corporate Guarantor, the Shareholder Advance Claim Subordination Affidavit issued by such shareholder shall be provided, in the form of Attachment 15;

(16)

The Borrower’s Parent shall have provided the Negative Pledge in accordance with Article 9, paragraph 13 of this Agreement, signed with the approval by resolution of its board of directors, in the form of attachment 16;

(17)	Satisfaction of the Know Your Customer (KYC) documents required by the Banking Syndicate; and

(18)	Other documents or proof reasonably required by the Agent.

2.	Conditions Precedent to Subsequent Drawdown

The Borrower’s subsequent drawdown of the Committed Limit in accordance with this Agreement and the performance of commitments by each Syndicated Bank to the Borrower in accordance with this Agreement is subject to the conditions precedent of the Agent’s receipt of the following documents or proof at least 5 Business Days before the Borrower’s contemplated Drawdown Date or other shorter period agreed by the Agent (if any document is submitted in photocopy, the provider of the document must certify that it is a genuine, correct and full photocopy):

(1)	Drawdown Application and (or) Commercial Paper Issuance Application legally signed by the Borrower; for drawdown of the Tranche B Facility, relevant proof of transaction shall be submitted;

(2)

In the event of advance by any shareholder of the Borrower’s Parent and (or) Corporate Guarantor, the Shareholder Advance Claim Subordination Affidavit issued by such shareholder shall be provided, in the form of Attachment 15; and

(3)	Other documents or proof reasonably required by the Agent.

3.	Other Conditions Precedent to Drawdown

To draw down this Credit Facility, in addition to completing the above drawdown conditions, the Borrower shall also comply with the following:

(1)	The credit limit that the Borrower wishes to draw down shall not have exceeded the relevant Committed Limit, drawdown deadline or Credit Period provided in this Agreement.

(2)

The declarations, warranties, matters agreed and all documents and information provided by the Borrower and (or) the Guarantor in accordance with this Agreement shall be truthful, correct and without changes. There shall be no material adverse changes to their properties, finances or operating status, no litigation, arbitration, petition, administrative dispute, enforcement or non-litigative proceeding pending or existing that may have a material adverse effect on the Borrower’s and (or) the Guarantor’s ability to perform the agreement. All conditions listed in this Article and documents already provided remain valid and applicable during the Period of Existence of this Agreement.

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(3)

No Event of Breach or Potential Event of Breach has occurred or is continuing that is not remedied or that cannot be remedied, nor shall any drawdown of this Credit Facility result in any Event of Breach or Potential Event of Breach occurring or continuing that is not remedied or that cannot be remedied.

(4)

The Borrower has paid in full all fees and amounts payable under this Agreement and no event has occurred for which the Banking Syndicate and (or) the Agent may suspend the provision of the credit limit in accordance with this Agreement.

The Borrower’s submission of the Drawdown Application and (or) the Commercial Paper Issuance Application constitutes the Borrower’s representation and warranty that it has complied with the conditions under subparagraphs (2) to (4) of this paragraph. In case of any Event of Breach or Potential Event of Breach, the Borrower shall give notice to the Agent before 10 a.m. on the Business Day before the Drawdown Date at the latest. The Agent may decide whether or not to suspend the drawdown or handle it otherwise depending on the actual situation.

4.	Other Conditions to Maintain Facility

Each Syndicated Bank’s obligation to continuously maintain the credit limit is subject to the condition of the Borrower’s and the Guarantor’s performance of all obligations of this Agreement and timely completion of the provision of all securities under Article 6 of this Agreement.

Article 5 Issuance of Commercial Paper

Subject to all relevant conditions for the drawdown of this Credit Facility under this Agreement, the Issuer may issue commercial paper in accordance with this Agreement within the scope of the Committed Limit and the drawdown deadline of the Tranche C Facility. The due date of each commercial paper shall not exceed the Credit Period of the Tranche C Facility. Commercial paper issued by the Issuer in accordance with this Agreement shall be guaranteed by the Tranche C Banks in accordance with their Commitment Ratios, followed by their underwriting and full purchase.

1.	Details of Each Issuance

For each of the Issuer’s drawdowns of the Tranche C Facility to issue commercial paper, the issue period shall be 90 days or any other period shorter than 90 days as jointly agreed by the Agent, the Tranche C Banks and the Issuer, provided that the due date of commercial paper issued shall not exceed the Credit Period of the Tranche C Facility. Each issuance of commercial paper shall be limited to a choice of two periods. If the Tranche C Banks have exercised their right to terminate the limit in writing in accordance with Article 2, paragraph 3 of this Agreement, no further drawdown shall be allowed upon completion of such year.

The minimum issue amount for each issuance of commercial paper is NT$100,000,000 and the issue amount shall be integer multiples of NT$10,000,000 or all remaining limit of the Tranche C Facility that is not drawn down at the time, except when the Issuer applies for the Tranche C Facility to repay commercial paper under the 2016 Syndicated Loan.

2.	Issuance Application Procedure

(1)

The Issuer shall file a Commercial Paper Issuance Application with the Agent in accordance with Article 2, paragraph 5 of this Agreement. The Drawdown Date is the Issue Date of the commercial paper. The issuance application shall specify the period, due date, Issue Date and total issue amount of commercial paper.

(2)	Upon receipt of the Issuer’s Commercial Paper Issuance Application, the Agent shall prepare

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and complete the Guarantee and Underwriting Notice (in the form of Attachment 5) according to the Commitment Ratio of the Tranche C Facility 2 Business Days before the Drawdown Date and fax it to the Tranche C Banks, giving notice to each Tranche C Bank to process commercial paper guarantee in its own name. Such commercial paper is guaranteed and purchased by the Tranche C Banks, with the Tranche C Banks providing the guarantee, underwriting and purchase themselves. If the issue amount cannot be distributed in the manner provided in this Agreement, the actual amount of such issuance shall be based on the amount calculated by the Agent. The Issuer hereby agrees and authorizes the Agent to calculate and adjust the actual amount of each issuance on its behalf. The Tranche C Banks shall not voice any objection about the amount distributed by the Agent in accordance with this Agreement.

Tranche C Banks shall provide closing slips to the Issuer and the Agent in accordance with their Commitment Ratios before 12 a.m. on the Business Day before the Issue Date. The Tranche C Banks shall complete the commercial paper guarantee and underwriting procedures on the issuance processing platform before 4:30 p.m. on the Business Day before the Issue Date at the latest. If the commercial paper issuance procedure is changed in the future based on market practices or relevant laws or regulations, the parties to this Agreement may further negotiate.

(3)

In relation to the issuance of commercial paper, the Issuer and the underwriters shall further sign a “Commercial Paper Guarantee and Purchase Agreement” or “Mandate Agreement for Guaranteed Issuance of Commercial Paper” or similar written contract acceptable to the underwriters. In case of discrepancy between the provisions of such contracts and this Agreement, the provisions of this Agreement shall prevail.

3.	Payment of Commercial Paper Price

(1)

When the underwriters (i.e., the Guarantee Banks) purchase commercial paper issued by the Issuer in accordance with this Agreement, the price payable after deduction of underwriting fee, guarantee fee and bills depository and settlement service fee shall be calculated based on the Committed Purchase Factoring Rate, and the New Taiwan Dollar amount payable to the Issuer shall be deposited or transferred in immediately available New Taiwan Dollars into the Issuer’s designated account with the Agent or the designated account of the clearing institution before 3 p.m. on the Issue Date for instant credit.

(2)	The committed purchase price for paper issued in accordance with this Agreement is calculated as follows:

Purchase Price = Unit Price per $10,000 x Face Value / 10,000

Unit Price per $10,000 = [1 – (Committed Purchase Factoring Rate x Period / 365)] x 10,000 (up to the 2nd digit after the decimal point, with the following digit rounded up if it is 5 or higher or rounded down if it is 4 or lower)

(3)	Commercial paper purchased by the Tranche C Banks also acting as the underwriter in the performance of their Purchase Commitment may be further resold to other financial institutions or third parties.

4.	Repayment of Commercial Paper

(1)

Commercial paper issued by the Issuer in accordance with this Agreement shall be subject to depository and settlement in accordance with the Act Governing Bills Finance Business and relevant procedures. In accordance with the Regulations Governing Issuance, Registration and Book-Entry Operations for Short-Term Bills, the Taiwan Depository and Clearing Corporation shall serve as the payer, which mandates the Taiwan Cooperative Bank, Ltd. Ziqiang Branch (or other institution subsequently designated) to process payment matters.

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(2)

When the commercial paper becomes due, the Issuer shall deposit immediately available New Taiwan Dollar funds based on the face value into the account designated by the settlement institution in the manner consistent with bills depository related regulations on the due date.

5.	Issuer Specimen Seal

(1)

The Issuer shall hand over a copy of its specimen seal/signature (in the form of Attachment 6) to each of the Agent and the Tranche B Banks also acting as the underwriter, specifying the name, title and specimen signature/seal of the person authorized to sign documents related to the issuance of commercial paper under this Agreement. Matters relevant to this Agreement shall be based on such specimen signature or seal of the Issuer and such seal or signature shall be absolutely binding on the Issuer. The Agent and the Tranche B Banks also acting as the underwriter may trust that documents affixed with such seal or signature of the Issuer are documents with valid authorization from and legally signed by the Issuer and that the details therein are truthful and correct.

(2)

In processing applications filed by the Issuer or documents related to this Agreement, the Agent and the Tranche B Banks also acting as the underwriter shall verify whether the signatures on such documents are consistent with the specimen seal/signature deposited with the Agent and the Tranche B Banks also acting as the underwriter. In case of any inconsistency, the Agent and the Tranche B Banks also acting as the underwriter shall refuse the documents.

(3)

In case of change of such specimen seal/signature, the Issuer shall give written notice to the Agent and the Tranche B Banks also acting as the underwriter at least 10 Business Days before the issuance application date and hand over new specimen seal/signature, respectively, otherwise such change shall not be used against the Agent or the Tranche B Banks also acting as the underwriter.

6.	Guarantee Bank and Underwriter Specimen Seal

(1)

The Tranche B Banks (i.e., Guarantee Banks) also acting as the underwriter shall hand over specimen seals/signatures (in the form of Attachment 7 and Attachment 8) to the Agent (the Tranche B Banks shall also hand over duplicate copies to the underwriter), specifying the name, title and specimen seal/signature of the person authorized to sign guarantees and (or) underwritings for commercial paper. Guarantees or underwritings by the Tranche B Banks also acting as the underwriter in accordance with this Agreement shall be based on such specimen seals/signatures and such specimen seals/signatures shall be absolutely binding on each Tranche C Bank also acting as the underwriter.

(2)

In case of change of such specimen seal/signature, the relevant Tranche C Bank also acting as the underwriter shall give written notice to the Agent at least 5 Business Days before each Issuer’s issuance application date and hand over new specimen seal/signature, respectively, otherwise such change shall not be used against the Agent.

Article 6 Special-Purpose Account and Security

The Syndicated Banks agree that all security provided by the Borrower and (or) the Guarantor in accordance with this Agreement and all documents that guarantee the repayment of indebtedness by the Borrower and (or) the Guarantor shall be made to the name of the Agent, which shall act in the capacity of a joint creditor in the common interest of the Banking Syndicate to hold and enjoy the interest of all security. The Agent shall also act as the assignee, pledgee and trustee of the collateral.

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1.	Special-Purpose Account and Pledge

Before the initial drawdown of this Credit Facility, the Borrower shall procure Gogoro Taiwan Sales and Services Limited to open a special-purpose account with the Agent before the initial drawdown of this Credit Facility and to carry out the following during the Period of Existence of this Credit Facility:

(1)	Operating Income and Expense Account

The Borrower shall open an Operating Income and Expense Account with the Agent and ensure that 80% of its revenue shall be deposited (transferred) into such account starting from the date of signature of this Agreement. The Borrower shall also procure that Gogoro Taiwan Sales and Services Limited open an Operating Income and Expense Account with the Agent or the business unit designated by the Agent and issue an affidavit (in the form of Attachment 9), undertaking and ensuring that, starting from the date of signature of this Agreement, 80% of its revenue shall be deposited (transferred) into such account.

(2)	Repayment Account

The Borrower shall open a Repayment Account with the Agent and sign a Repayment Account Pledge Agreement (in the form of Attachment 10) with the Agent, creating a maximum-limit pledge on the interest in such account for the benefit of the Agent. The Borrower shall ensure that the balance of such account shall be maintained at all times with an amount equivalent to at least 3 installments of interest payable calculated from the balance amount of principal drawn down under this Credit Facility at the end of the previous month.

On the condition that there is no Event of Breach, the proceeds from the pledged account may be collected by the Borrower or transferred to a general deposit account designated by the Borrower following the prior written consent of the Agent.

In case of any Event of Breach listed in this Agreement, the Agent may use the funds deposited currently or in the future in the Borrower’s Operating Income and Expense Account and (or) Repayment Account to repay any outstanding balance of this Credit Facility until all principal, advance, interest, guarantee processing fee and relevant fees owed by the Borrower under this Credit Facility are fully repaid.

Unless otherwise provided in this Agreement, neither the Borrower nor Gogoro Taiwan Sales and Services Limited shall assign, change, settle, create pledge on or otherwise encumber, deliver trust or otherwise dispose of the Operating Income and Expense Account and (or) the Repayment Account.

2.	Promissory Note

Before seeking initial drawdown under this Credit Facility, the Borrower shall sign together with the Guarantor a promissory note in the form of Attachment 11, naming the Agent as the payee and with a face value that is equivalent to the Total Credit Limit. The Borrower and the Guarantor shall also co-sign a power of attorney for the promissory note in the form of Attachment 12 and hand it over to the Agent for custody, unconditionally and irrevocably authorizing the Agent to fill out the due date, interest start date and interest rate, etc., in the promissory note in accordance with the provisions of this Agreement at any time upon occurrence of any Event of Breach and exercise all rights on the promissory note. During the Period of Existence of this Agreement, the Borrower and the Guarantor shall follow the Agent’s request to issue a new replacement promissory note and power of attorney for the promissory note in the same form and with the same details and provide them to the Agent at any time or at least every 2 years. After the Borrower and the Guarantor have handed over the new replacement promissory note and power of attorney for the promissory note to the Agent, the Agent shall return the previously issued old promissory note and power of attorney for the promissory note to the Borrower. After the Borrower has repaid all indebtedness in

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accordance with this Agreement and relevant contracts, the Agent shall return the promissory note and power of attorney for the promissory note to the Borrower. If the Corporate Guarantor’s shares are listed in a securities exchange acceptable to the Agent in the future, the Borrower and (or) Guarantor may ask to reduce the amount of the promissory note based on partial repayment of indebtedness or partial cancellation of credit limit and issue a new replacement promissory note and power of attorney for the promissory note based on the actual credit limit at the time, provided that there shall be no more than one such replacement per year. Other than the above, neither the Borrower nor the Guarantor shall ask for the return of the promissory note or reduction of the amount on the promissory note based on partial repayment of indebtedness or partial cancellation of credit limit.

Article 7 Guarantee

1.	Joint and Several Guarantee

To secure all indebtedness owed by the Borrower in accordance with this Agreement, the Guarantor agrees to serve as the Borrower’s guarantor with joint and several liability. The Guarantor shall be jointly liable together with the Borrower in relation to all indebtedness owed by the Borrower under this Agreement (including but not limited to all costs, expenses and relevant fees incurred from the security or enforcement of the interest under this Agreement and Security Documents) for the full repayment to the Banking Syndicate.

2.	Guarantor’s Consent

If the Borrower fails to perform any indebtedness owed under this Agreement, the Guarantor agrees to waive the right of discussion and immediately repay such indebtedness in full. The Guarantor also agrees to the following:

(1)

Before the main indebtedness guaranteed by the Guarantor is fully repaid, if the Guarantor makes repayment to the Banking Syndicate on behalf of the Borrower, to the extent of the repayment, the Guarantor’s claim against the Borrower and the right taken over from the Banking Syndicate shall be subordinated to and shall only be repaid after all of the Banking Syndicate’s remaining claims against the Borrower in accordance with this Agreement, after deduction of the portion repaid by the Guarantor on the Borrower’s behalf, are repaid.

(2)

In case of bankruptcy, reorganization, liquidation or insolvency of the Borrower, the Guarantor shall not claim any reduction of its liability and shall still be liable for the repayment of all indebtedness owed by the Borrower in accordance with this Agreement. The same applies in case of any change to the Borrower’s organization.

(3)

The Guarantor agrees that all agreements, undertakings or special agreements made by the Borrower in relation to this Agreement (including but not limited to repayment, security of claim, acknowledgment of claim, collection and use of information or other agreements) are binding on the Guarantor and shall be complied with and performed by the Guarantor, except for actions or non-actions that should be performed exclusively by the Borrower.

(4)

The Banking Syndicate may claim repayment from the Guarantor without having to first seek repayment from the collateral under this Agreement or exercise the claim under the promissory note under Article 6, paragraph 2 of this Agreement.

(5)

Unless the Guarantor repays all indebtedness under this Credit Facility on behalf of the Borrower, the Guarantor shall not ask the Banking Syndicate to transfer the collateral and security interest. When the Guarantor has repaid all indebtedness on behalf of the Borrower and seeks the transfer of collateral from the Banking Syndicate in accordance with the law, it shall not voice any objection to the Banking Syndicate due to any defect in the security interest, proof of claim or collateral.

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(6)

The Guarantor’s guarantee in accordance with this Agreement shall not be impacted by the Banking Syndicate’s refusal to accept any collateral, the invalidity of any collateral already accepted or the Banking Syndicate’s consent about the disposal of any amount already paid or to be paid to the Borrower. The Guarantor agrees that the Borrower may replace or change the collateral provided to the Banking Syndicate in accordance with this Agreement and the Guarantor’s guarantee liability shall not be impacted by such replacement or change of collateral. The Guarantor hereby waives the right to require that the Banking Syndicate must first seek repayment from the Borrower or any other person before seeking repayment from the Guarantor, including the right to require a certificate of refusal, as well as any other right under Article 745 of the Civil Code.

(7)

If the Banking Syndicate subsequently grants a written approval for delayed repayment of any of the Borrower’s indebtedness under this Agreement, the Guarantor shall further give a written consent (including but not limited to signing an addendum) to continue its joint and several liability together with the Borrower for any extended indebtedness and to be liable for the full repayment to the Banking Syndicate.

(8)

Any security or guarantee further provided by the Borrower currently or in the future to secure its indebtedness shall not be impacted by the signature, performance, cancellation or termination of the guarantee under this paragraph (i.e., the guarantee under this paragraph shall be without prejudice to any other security or guarantee further provided by the Borrower to secure its indebtedness) and the effect of the guarantee under this paragraph shall not be impacted by any other security or guarantee further provided by the Borrower.

(9)	The Guarantor also agrees to waive any other guarantor’s right under Chapter 2, Section 24 of the Debt Volume of the Civil Code, unless prior waiver is not permitted by the law.

3.	Addition/Replacement of Guarantor

During the Period of Existence of this Agreement, the Guarantor shall not use any reason to seek cancellation or release of its guarantee liability or seek replacement of the Guarantor unless a written consent is granted by the full Banking Syndicate. Based on objective and specific facts (including but not limited to deterioration of creditworthiness of the Guarantor), if it is deemed through Resolution of Majority Syndicated Banks that an additional Guarantor is required or if the full Banking Syndicate deems that the Guarantor should be replaced, upon notice from the Agent, the Borrower shall swiftly add another guarantor in accordance with the Resolution of Majority Syndicated Banks or provide a replacement guarantor acceptable to the full Banking Syndicate within the period required by the Agent.

The Borrower shall procure that the additional or replacement guarantor shall sign all necessary documents required by the Agent (including but not limited to guarantee documents, promissory note, power of attorney for the promissory note, etc.) The provisions of this Agreement about the Guarantor shall also apply to the additional or replacement guarantor.

Before the guarantor replacement procedure is completed, the original Guarantor shall remain liable for the guarantee in accordance with this Agreement.

4.	Guarantor’s Consent Letter

The Guarantor serves as Guarantor under this Credit Facility in a personal capacity. During the Period of Existence of this Agreement, if the Guarantor serves as the Borrower’s director, supervisor or other person with representation right, in case of resignation, dismissal or other removal, the Guarantor shall give immediate written notice to the Agent for the Agent to inform the

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Banking Syndicate upon receipt of such notice. The Agent and the Banking Syndicate may suspend the use of this Credit Facility until the Guarantor issues a letter of consent (in the form of Attachment 13) agreeing to continue serving as the Guarantor or until the Borrower and (or) the Guarantor provide another security proposal acceptable to the full Banking Syndicate and complete relevant procedures before further drawdown by the Borrower. In case of the above, the Guarantor and (or) the Borrower’s failure to give immediate written notice shall be deemed an Event of Breach.

Article 8 Representation and Warranty

To procure signature of this Agreement by the Arrangers, the Agent and each Syndicated Bank and the performance of their commitments, the Borrower and (or) the Guarantor (to the extent of applicability to the Guarantor) hereby represent and warrant the following:

1.	Corporate Existence and Authority

The Borrower’s Parent and the Corporate Guarantor are companies legally incorporated and validly existing in accordance with the laws of the Cayman Islands, with corporate abilities and authority. The Borrower is a branch of a foreign company legally registered in accordance with the laws of the Republic of China (Taiwan) and may operate its business within the territory of the Republic of China (Taiwan) in accordance with the law. The Borrower’s Parent, the Borrower and the Corporate Guarantor may engage in business activities in accordance within their scopes of business and have the legal authority to possess their assets. Neither the Borrower nor the Corporate Guarantor has breached any law, order or their articles of association or any other corporate bylaws.

2.	Authority and Binding Effect

The Borrower and the Corporate Guarantor have completed all necessary procedures within their companies for the legal authorization to sign, deliver and perform this Agreement, the Security Documents and relevant documents and have acquired the necessary authorizations, approvals or consents of their shareholders’ meetings and (or) boards of directors. The signatures of this Agreement, the Security Documents and relevant documents signed by the Borrower and the Guarantor are legally valid and binding.

The Borrower and the Guarantor have acquired and have maintained the validity of all necessary consents, approvals, licenses, authorizations or registrations from the competent authorities for the signature, delivery and performance of the provisions and conditions under this Agreement, the Security Documents and relevant documents.

3.	Legality

The signature, delivery and performance of this Agreement, the Security Documents and relevant documents do not breach the provision of any law, charter, order or the Borrower’s or the Corporate Guarantor’s articles of association or other company bylaws, nor is there any event of forgery or alteration, nor do they breach any of the Borrower’s and (or) the Guarantor’s contract obligations agreed with any third party or constitute any event of breach by the Borrower and (or) the Guarantor.

4.	No Pending Litigation

Other than those already disclosed by the Borrower and (or) the Corporate Guarantor through the latest accountant-audited or reviewed financial report before the signature date of this Agreement or provided in writing to the Arrangers, the Agent and the Banking Syndicate by the Borrower and (or) the Guarantor, there is no litigation, arbitration, petition, administrative dispute, enforcement or non-litigative proceeding that is pending or existing in any domestic or foreign court of any level, arbitration institution, government authority or other institution that may have an adverse impact on the Borrower and (or) the Guarantor, nor is there any other ongoing proceeding that may have an adverse impact on the financial status, property or business of the Borrower and (or) the Guarantor or this Credit Facility.

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There has been no business suspension, dissolution, split, bankruptcy, settlement under bankruptcy law, reorganization, liquidation, relief, debt cleanup, debt negotiation or any other similar legal proceeding filed (petitioned) by or against the Borrower and (or) the Guarantor that is pending or ongoing and that may have an adverse impact on the financial status, property or business of the Borrower and (or) the Guarantor or this Credit Facility.

5.	No Breach of Contract

There is no Event of Breach of Potential Event of Breach by Borrower and (or) the Guarantor, nor is there any breach of other contracts or potential breach that may have an adverse impact on this Credit Facility.

6.	Information Disclosure

There is no false representation or warranty about any fact in the declarations and warranties by the Borrower and (or) the Guarantor in relation to this Agreement under this Agreement, the Security Documents or relevant documents or delivered to any party to this Agreement, nor is there omission of any fact that renders such declarations, warranties or documents misleading.

All relevant documents and information provided by the Borrower and (or) the Guarantor to the Arrangers, the Agent and the Syndicated Banks are truthful and correct. Any prediction or relevant statement included in such documents is carefully and reasonably made by the Borrower and (or) the Guarantor based on the information that they are able to acquire and various hypotheses under the current environment. To the Borrower’s knowledge, anything that may impact such documents, information and the relevant statements therein or anything that may impact the Banking Syndicate’s willingness to grant the credit facility to the Borrower on the terms of this Agreement has been fully disclosed in writing to the Arrangers, the Agent and the Banking Syndicate.

7.	Financial Status

The latest accountant-audited or reviewed financial reports before the date of signature of this Agreement submitted by the Borrower and (or) the Guarantor to the Arrangers, the Agent and the Banking Syndicate are prepared based on their respectively applicable GAAP or IFRSs and on a consistent basis, and they fully, correctly and reasonably record the financial status of the Borrower, the Corporate Guarantor and their affiliates as of the above date, as well as any changes in the overall operating results and financial status at the end of the accounting period.

From the above date until the date of signature of this Agreement, there have been no adverse changes in the overall business, operation, property, finance or other situations of the Borrower, the Corporate Guarantor or their affiliates.

8.	Taxes and Charges

The Borrower and (or) the Corporate Guarantor have complied with all laws and regulations of the relevant competent authorities to put in place proper books and records, have filed and paid all taxes and (or) charges due, have filed remedy proceedings in cases of non-paid taxes and (or) charges and have made proper reserve provisions in accordance with the GAAP or IFRSs.

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9.	Full Ownership

The Borrower and (or) the Corporate Guarantor have full ownership of all of their assets. Other than disclosures already made in writing to the Banking Syndicate, all of the Borrower’s and (or) the Corporate Guarantor’s real properties, personal properties and other assets are free from any mortgage, pledge, other security or encumbrance, and such assets do not include any items that cannot be seized, held, transferred or pledged due to legal prohibitions, nor are there any seizures, detentions or other similar proceedings in relation thereto.

10.	Continuity

The Borrower and the Guarantor represent and warrant to the Arrangers, the Agent and the Syndicated Banks that, during the Period of Existence of this Agreement, the above declarations will continue to be true and correct.

Article 9 Undertakings

Other than the other undertakings provided in this Agreement, the Borrower and (or) the Guarantor (to the extent of applicability to the Guarantor) also undertake to duly perform the following during the Period of Existence of this Agreement:

1.	Use of Funds

The Borrower shall use all credit facility funds acquired in accordance with this Agreement for the credit facility purposes listed under Article 2, paragraph 1 of this Agreement and shall put in place proper books and records to show the utilization of this Credit Facility. However, neither the Agent nor the Syndicated Banks are responsible for supervising the actual use of such funds by the Borrower.

2.	Financial Report

The Borrower and the Corporate Guarantor shall provide the Agent with financial reports in accordance with the following:

(1)	Within 150 days from the end of each accounting year, the Borrower shall provide the accountant-audited non-consolidated financial report and footnotes ending in such accounting year.

(2)	Within 150 days from the end of each accounting year, the Corporate Guarantor shall provide the accountant-audited non-consolidated financial report and footnotes ending in such accounting year.

(3)	Within 90 days from the end of the second quarter of each accounting year, the Corporate Guarantor shall provide accountant-reviewed second-quarter consolidated financial report and footnotes.

(4)	As deemed necessary by the Agent, the Borrower shall provide its non-consolidated statutory financial statements within 90 days from the end of the second quarter of the accounting year.

Other than statutory financial statements, the financial reports provided in accordance with this paragraph shall be prepared in accordance with the GAAP of the Republic of China (Taiwan) and audited or reviewed by an accountant acceptable to the Agent. The information shall be presented in accordance with the GAAP of the Republic of China (Taiwan). The substantive contents of all documents and information provided to the Agent shall be true, correct and complete.

In providing the financial reports, the Borrower and (or) the Corporate Guarantor shall provide the Agent with original copies or electronic files thereof (the Agent may choose to provide only electronic files of such reports to each Syndicated Bank). The Borrower and (or) the Corporate Guarantor hereby authorize the Agent to forward all financial reports that they provide to the Syndicated Banks.

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If the Corporate Guarantor’s shares are listed in a securities exchange acceptable to the Agent, the obligation to provide the Agent with financial reports in accordance with this paragraph shall be changed to the provision of accountant-audited consolidated financial report within 3 months from the end of each accounting year and the provision of accountant-reviewed consolidated financial report within 60 days from the end of each quarter.

3.	Financial Covenants

The Corporate Guarantor undertakes to maintain the following financial ratios and requirements during the Period of Existence of this Agreement:

(1)	Liquidity ratio [liquid asset / liquid debt]: ≥ 100%.

(2)	Debt ratio [total debt / shareholder equity]: ≤ 180%.

Unless otherwise provided in this Agreement, the accounting terms used in each clause are defined in accordance with the GAAP of the Republic of China (Taiwan). The above financial ratios and standards shall be based on the Corporate Guarantor’s annual or second-quarter consolidated financial report audited or reviewed by an accountant acceptable to the Agent and shall be computed once every 6 months starting from the second-quarter consolidated financial report of 2019.

If the Corporate Guarantor breaches any financial ratio or requirement under this paragraph, the Corporate Guarantor shall make rectification (calculated based on the Corporate Guarantor’s accountant-audited or reviewed consolidated financial report) before the following review date (hereinafter the “Rectification Deadline”). Failure to make rectification before the Rectification Deadline shall not be deemed a breach. However, starting from the day following the Rectification Deadline (i.e., October 1 or June 1 after the submission of the relevant financial report, or a shorter review date in accordance with the previous paragraph after the Corporate Guarantor’s shares are listed) until the date of rectification, a monthly compensation shall be charged at 0.25% per annum (calculated based on 365 days a year, with any period shorter than one month calculated as one month) on the balance of outstanding principle under this Credit Facility, which shall be paid to the Agent on the Interest Date and forwarded to the Syndicated Banks in accordance with the Credit Risk Sharing Ratios. In case of two consecutive failures to meet the above financial ratios or requirements, unless it constitutes other Events of Breach, such failure shall still not be deemed an Event of Breach. However, the Corporate Guarantor shall submit specific financial improvement measures (including but not limited to capital increase in cash) to the Agent.

4.	Declaration and Other Materials

The Borrower and the Corporate Guarantor shall provide the Agent with the following documents:

(1)

When the Corporate Guarantor provides its annual or second-quarter financial report in accordance with paragraph 2 of this Article, the Borrower and the Corporate Guarantor shall also submit declarations where the Borrower shall declare that (i) to its knowledge, there is no Event of Breach that has occurred or is continuing; if any Event of Breach has occurred and is not remedied or is continuing, the nature of the event shall be specified together with the contemplated measures, and (ii) all declarations and warranties made in accordance with this Agreement are correct, and the Corporate Guarantor shall declare that its financial status is consistent with the financial ratios and requirements under paragraph 3 of this Article. The declarations in accordance with this subparagraph shall be in the forms of Attachment 14-1 and Attachment 14-2, respectively.

(2)	Provide financial or other relevant information as soon as possible in accordance with reasonable requests of the Agent.

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5.	Property Inspection and Accounting Books and Records

The Borrower and the Corporate Guarantor shall put in place and keep proper records and accounting books, vouchers and entries in a complete, truthful and correct manner in accordance with the GAAP. The Borrower and the Corporate Guarantor also agree to accept financial audit on (the purpose of) this Credit Facility, inspection of information such as their properties, business, operating status, main shareholder structures and assets, as well as the reviewing, summarizing and photocopying of relevant books, statements (including financial statements of affiliates), vouchers and documents by the Agent or its designated representatives during business hours. The Agent or its designated representatives and the employees, staff and accountants thereof shall also be allowed to discuss the business, operation, property, finance and other situations of the Borrower and the Corporate Guarantor. The Agent and the Syndicated Banks may ask the Borrower and (or) the Corporate Guarantor to fill out and submit the above financial and relevant information regularly, with all the fees borne by the Borrower.

6.	Company and Asset Maintenance

The Borrower and the Corporate Guarantor shall maintain the legal existence of their companies, shall keep all rights, authorizations, approvals, licenses, permits, properties and assets legal and valid and shall continue their operations in normal and ordinary manners. The Borrower and the Corporate Guarantor shall make timely payments of statutory taxes, annual fees, administrative charges, etc., in compliance with all laws and regulations of the relevant government authorities, except if remedy proceedings have been filed in accordance with the law and proper reserves have been provided for in accordance with the applicable GAAP.

The Borrower’s Parent and the Corporate Guarantor shall provide the Agent with photocopies of receipts of annual administrative charges or proof of existence from the local governments where they are registered every year to show that they are companies that continue to exist legally and validly.

7.	Asset Maintenance and Proper Insurance

The Borrower and the Corporate Guarantor shall exercise the due care of good administrators in the proper maintenance and servicing of their assets to maintain good conditions thereof and normal operation of the companies.

The Borrower and the Corporate Guarantor shall purchase insurance of various types from reputable insurers for company assets in accordance with the amounts and scopes of insurance generally purchased by companies engaged in similar types of business or having similar assets and shall maintain such insurance during the Period of Existence of this Agreement.

8.	Shareholder Advance

During the Period of Existence of this Agreement, if the Borrower’s Parent and (or) the Corporate Guarantor receives a shareholder advance due to insufficient operating capital or other reasons, the Borrower shall acquire the Shareholder Advance Claim Subordination Affidavit in the form of Attachment 15 from the shareholder of the Borrower’s Parent and (or) Corporate Guarantor that made the advance, agreeing that the claim from its advance shall be subordinated to the claim of the Banking Syndicate from this Credit Facility and that the interest rate of the advance shall not be higher than the lowest loan interest rate of this Credit Facility for any current or subsequent loan in the same currency.

If the Borrower fails to repay principal, interest or other amounts payable in full on time in accordance with this Agreement, the Borrower’s Parent and (or) the Corporate Guarantor shall not repay the shareholder advance from their shareholders, except if such shareholders subsequently capitalize such shareholder advances.

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9.	Claim Subordination

The Borrower or the Borrower’s Parent shall ensure that a pledge on the Repayment Account is created for the benefit of the Agent in accordance with Article 6, paragraph 1 of this Agreement and the Agent, acting in the capacity of a joint creditor and in the common interest of the Syndicated Banks, is entitled to first-priority security interest. In addition to such security interest, the Banking Syndicate’s claim under this Agreement shall rank at least pari passu with the Borrower’s other unsecured creditors, except for priorities granted by the law.

10.	Due Performance and Debt Repayment

The Borrower shall duly cooperate and comply with all declarations, undertakings, guarantees and conditions provided in this Agreement and relevant documents and shall ensure the truthfulness and completeness thereof.

The Borrower shall repay all its indebtedness (including but not limited to taxes) on the due date of this Credit Facility or any other amount or when this Credit Facility is deemed fully due in accordance with this Agreement due to delay, breach or other reasons.

11.	Compliance with Applicable Laws

The Borrower and the Corporate Guarantor shall duly comply with applicable laws, including but not limited to laws related to environmental protection, pollution prevention and waste management, and shall acquire necessary approvals or permits from the relevant competent authorities.

The Borrower and the Corporate Guarantor shall acquire, update and maintain the permits, licenses, consents and approvals required in relation to their business in accordance with the laws of the time and shall send photocopies of such documents to the Agent upon its request.

12.	Other Security

If the value of any collateral provided to the Banking Syndicate in accordance with Article 6 of this Agreement depreciates or if the collateral has any defect in entitlement or is involved in any dispute, the Borrower shall give immediate written notice to the Agent and shall add or replace collateral acceptable to the Agent during the period required by the Agent. Upon partial or full replacement of the collateral, the Borrower shall create a pledge or other security interest on the collateral after replacement for the benefit of the Agent or make up the difference with other collateral acceptable to the Agent.

13.	GoStation/Negative Pledge

(1)	During the Period of Existence of this Credit Facility, the Borrower shall not terminate, cancel or assign the Lease Contract for a GoStation before acquiring the written consent of the Agent.

(2)

Before initial drawdown, the Borrower’s Parent shall issue a Negative Pledge (in the form of Attachment 16) approved by resolution of its board of directors, undertaking that no security or encumbrance shall be created on any battery, GoStation, its ancillary facilities or power switch equipment and ancillary equipment owned by the Borrower’s Parent or the Borrower for the benefit of any third party during the Period of Existence of this Credit Facility.

(3)	The Borrower shall provide the Agent with a list of battery services that are still valid and existing in the previous quarter in the beginning of each quarter.

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14.	GoStation Insurance

The Borrower and the Borrower’s Parent shall purchase full-amount insurance (including but not limited to theft insurance, fire insurance, product insurance, etc.) that is consistent with the standards of the industry from insurers acceptable to the Agent for the batteries, GoStations, its ancillary facilities or power switch equipment and ancillary equipment, with the insurance cost borne by the Borrower.

15.	Shareholding Percentage

During the Period of Existence of this Agreement, the Corporate Guarantor and the Personal Guarantor shall together directly and (or) indirectly hold seventy-five percent (75%) of all outstanding shares or paid-in capital of the Borrower’s Parent at all times, except when the Borrower’s Parent diversifies its shareholding in order to seek listing on a securities exchange acceptable to the Agent, provided that the Corporate Guarantor and the Personal Guarantor shall still maintain control over the operation of the Borrower and the Borrower’s Parent and the shareholding of the Borrower’s Parent held by the Corporate Guarantor shall not be subject to any pledge or other security or incumbrance for the benefit of any third party.

16.	Capital Increase in Cash

The Corporate Guarantor undertakes to complete the procedure (which may be in several stages) of capital increase in cash with a total value equivalent to no less than NT$4,800,000,000 before June 30, 2021, and shall provide the Agent with relevant documents showing that the capital increase in cash has been completed.

17.	Notice of Major Events

Upon occurrence of any of the following events, the Borrower and (or) the Guarantor shall give immediately written notice to the agent and provide an explanation about the corresponding measures undertaken. However, this does not impact any right that may be exercised by the Agent or the Banking Syndicate in accordance with this Agreement, nor does it release the Borrower and (or) the Guarantor of their obligations to be performed or complied with in accordance with the law or this Agreement.

(1)

The Borrower, the Borrower’s Parent or the Corporate Guarantor passes any major investment plan (including long-term equity investment) with single-transaction or accumulated amount exceeding NT$300,000,000 or the equivalent in other currencies, other than in accordance with applicable laws or confidentiality agreement already signed by the Borrower’s Parent or the Corporate Guarantor before the signature of this Agreement;

(2)

Any change to the nature of business or the name, company organization, articles of association, specimen seal or signature, representative, representative’s scope of authority, director, supervisor or major shareholder holding ten percent (10%) or more of the total outstanding shares of the Borrower, the Borrower’s Parent or the Corporate Guarantor;

(3)

The Borrower, the Borrower’s Parent or the Corporate Guarantor sells, transfers, leases, encumbers, or otherwise disposes of its assets with a single-transaction amount or accumulated amount within one year to the same counterparty or targets of the same nature exceeding NT$300,000,000 or the equivalent in other currencies;

(4)

The Borrower, the Borrower’s Parent or the Corporate Guarantor is subject to any litigation, dispute, arbitration or other similar legal proceeding pending in any court, arbitration institution, government authority or other institution with an amount exceeding NT$300,000,000 or the equivalent in other currencies;

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(5)	The Guarantor serves as director, supervisor or other person with representation right in the Borrower’s Parent and in the event of resignation, dismissal or other removal.

(6)

Material adverse changes in the business, operation, property, finance or other aspect of the Borrower, the Borrower’s Parent or the Corporate Guarantor, or any other event that has an impact on the creditworthiness or the contract performance ability of the Borrower and (or) the Guarantor; or

(7)	Any Event of Breach under this Agreement.

18.	Negative Covenants

The Borrower, the Borrower’s Parent or the Corporate Guarantor agree to not directly or indirectly engage in any of the following during the Period of Existence of this Credit Facility unless a resolution is passed by the Majority Syndicated Banks in advance and the Agent has issued a written consent:

(1)

Signature or performance of any contract for any merger, split, partnership, joint venture, amalgamation or consolidation that is outside the ordinary course of business, except in the case of a merger where the Borrower’s Parent or Corporate Guarantor is the remaining company and the merger does not have an adverse impact on the ability to repay debt.

(2)	Changes or any acts that create major changes to the operation, scope or nature of business, company organization form or shareholding structure.

(3)

Sale, lease, security or encumbrance, assignment or other disposal of all or major assets or business to any other person, except for lease to the Borrower or an affiliate of the Borrower’s Parent defined by the Company Act or collateral other than under this Credit Facility in the ordinary course of business of the Borrower or the Borrower’s Parent and daily transactions permitted by the law.

(4)	Engagement of major investment plan outside the ordinary course of business (such as any plan to purchase or dispose of assets).

(5)	Transaction with any other person with unfavorable terms that deviates from general normal commercial transactions and creating an adverse impact on the ability to perform this Agreement.

(6)	Lending of company funds to others, except for lending of funds between the Corporate Guarantor, Gogoro Taiwan Limited, Gogoro Taiwan Sales and Services Limited and the Borrower/the Borrower’s Parent.

(7)

Direct or indirect undertaking of responsibility for others through debt undertaking, provision of guarantee, endorsement or otherwise, except guarantee or endorsement between the Corporate Guarantor, Gogoro Taiwan Limited, Gogoro Taiwan Sales and Services Limited and the Borrower/the Borrower’s Parent.

(8)	Failure to repay the principal, interest and other amounts payable in full and on time in accordance with this Agreement and repayment of shareholder advance to the shareholder.

(9)

Reduction of paid-in capital or distribution of assets or equity to shareholders, except share repurchase (including treasury shares) in accordance with the law, capital reduction following repurchase or redemption of one’s own shares and subsequent cancellation in accordance with the law or capital reduction to compensate losses.

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(10)	Upon occurrence of an Event of Breach or Potential Event of Breach, issuance of cash dividend or distribution of dividend or bonus through issuance of new shares.

19.	Loss of Debt Certificate

If any instrument, document or any other certificate of indebtedness owed under this Agreement provided by the Borrower and (or) the Guarantor to the Syndicated Banks, the Arrangers and (or) the Agent in accordance with this Agreement is misplaced, lost, damaged, stolen, forged, altered or otherwise rendered invalid due to transmission, accident, disaster, force majeure or other unexpected event, or if the computer system that processes the business of the Syndicated Banks, the Arrangers and (or) the Agent cannot function normally due to force majeure or any event that is not imputable to the Syndicated Banks, the Arrangers and (or) the Agent, the Borrower and (or) the Guarantor agree that the books, vouchers, computer generated forms, debt certificates, photocopies of correspondence, microfilms or manually prepared documents of the Syndicated Banks, the Arrangers and (or) the Agent shall prevail. If requested by the Syndicated Banks, the Arrangers and (or) the Agent, the Borrower and (or) the Guarantor shall provide alternative certificates or re-sign new instruments or debt certificates in the same format and with the same substance, and shall cooperate with the Syndicated Banks, the Arrangers and (or) the Agent to carry out the procedures of loss declaration and payment suspension required by applicable laws and shall repay the relevant indebtedness in the manner provided in this Agreement.

20.	Debt Certificate and Signature

(1)

This Agreement is signed by the Borrower and the Guarantor under legal authorization. Neither the Borrower nor the Guarantor shall deny the validity of this Agreement based on the reason that the specimen seal or signature on this Agreement was stolen or forged.

(2)

Any instrument issued, guaranteed or endorsed by the Borrower and (or) the Guarantor and held by the Syndicated Banks, the Arrangers and (or) the Agent due to this Credit Facility are prepared by the Borrower and (or) the Guarantor under legal authorization. If the specimen seal or signature of the Borrower and (or) the Guarantor is stolen or forged and if the instrument holder is in good faith, the Borrower and (or) the Guarantor shall be liable for all losses incurred.

(3)

In case of changes in the name, organization, articles of association, specimen seal, representative, representative’s scope of authority of the Borrower and (or) the Guarantor or any other event that may impact the interest of the Syndicated Banks, the Arrangers and (or) the Agent, a written notice about such change shall be given to the Agent and an application shall be filed with the Agent to change or cancel the specimen seal or signature previously provided.

(4)

Before notice is given and the procedure for change or cancellation of the previous specimen seal or signature is completed under the previous subparagraph, the Borrower and (or) the Guarantor shall be liable for all transactions made between the Borrower and (or) the Guarantor and any other party to this Agreement, provided that, in the event that the specimen seal or signature is stolen or forged, the losses shall be handled in accordance with subparagraphs (1) and (2) above.

21.	Information Collection and Use

The Borrower/the Borrower’s Parent, the Corporate Guarantor and its representative, and the Personal Guarantor (hereinafter the “Personal Data Subjects”) agree to the following in relation to the collection, processing, use, international transmission (hereinafter the “Collection and Use”) of their information related to this Agreement by the Syndicated Banks, the Agent, the Arrangers and other relevant institutions:

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(1)

The Syndicated Banks, the Agent and (or) the Arrangers may, in accordance with the Personal Data Protection Act and (or) relevant legislations subsequently revised and implemented, (i) exchange credit verification and financial information required for credit facility activities, (ii) carry out businesses and services between banks, (iii) perform obligations under this Agreement or exercise rights under this Agreement, the Security Documents and security interest, (iv) perform operational management to the necessary extent (including but not limited to matters for the purpose of compliance with law, cooperation with financial supervision, management, inspection and other legislative requirements, client management and internal control, research of statistics and surveys, execution of money laundering prevention and global crackdown and investigation on terrorists, etc.), (v) entrust the processing of relevant matters to others, and (vi) collect basic identification information, credit verification investigative reports, credit facility information (including payment delay, collection and bad debt records), deposit information, financial information, information on collateral and other personal or real properties, instrument credit information, personal credit information, credit card (including IC card and magnetic card) credit information, credit card merchant credit information and other personal information related to credit transactions in accordance with the “Specific Purpose and Type of Personal Data under the Personal Data Protection Act”) published by the Ministry of Justice and to the extent of specific purposes of financial activities related to credit activities (hereinafter collectively, “Personal Data”).

(2)

In addition to their own collection and use, the Syndicated Banks, the Arrangers and (or) the Agent may also provide the information to their parent (headquarters) or other subsidiaries (branches), assignee of its financing interest or person sharing its risk (including any person who contemplates to be assigned such interest or to share such risk and its relevant advisors), claim appraisal or audit personnel or other personnel permitted by law, recipients of internationally transmitted personal data without restriction by central competent authority of the relevant industry, financial supervisory authority or authority with investigation right in accordance with the law, Joint Credit Information Center, Taiwan Clearing House, credit guarantee institutions, Small and Medium Enterprise Credit Guarantee Fund of Taiwan, Financial Information Service Co., Ltd. and other relevant institutions designated by the Ministry of Finance or the Financial Supervisory Commission or having dealings with other parties to this Agreement (including financial holding companies affiliated with each Syndicated Bank and their subsidiaries and affiliates), any person that contemplates to merge with any Syndicated Bank, any other person that contemplates to engage in any similar transaction with any Syndicated Bank, entrusted institutions, investors (or potential investors), arrangers, trustee institutions or other relevant personnel in the transaction of asset securitization (or transactions with substantially the same economic effect) initiated by a Syndicated Bank, as well as any third party engaged by the Banking Syndicate, the Arrangers and (or) the Agent to provide litigation, collection, professional consulting or other services for claims under this Credit Facility and the agents and users thereof, for such entities and their agents and users to collect and use the Personal Data of the Personal Data Subjects. These institutions may provide all information of the Personal Data Subjects they have to other parties to this Agreement and their attorneys, appraisers and other professional institutions for collection and use (the Syndicated Banks, the Arrangers, the Agent, the above institutions and other units or persons who use the information hereinafter individually or collective, the “Data User”).

(3)

The period of the above use of Personal Data is the period of existence of the specific purposes of the collection and use of such Personal Data, the retention period stipulated by applicable laws or the retention period required by the Data User for the performance of this Agreement. The territory of use is the domestic or overseas places where the Data Users are located and the business places of other relevant institutions having dealings with the parties to this Agreement. The manner of use is collection and use through electronic equipment or machinery with reasonable and feasible scientific technologies at the time of collection and use and other non-automated manners of collection and use.

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(4)

The Personal Data Subjects may ask to verify or view their personal data, ask to supplement, correct, prepare duplicate copies of their Personal Data or ask to delete, stop the collection or use of their Personal Data. However, during the Period of Existence of this Agreement and after expiry of such period, if the Personal Data Subject asks to delete and stop the collection and use of its Personal Data that is used by the Data User to perform matters related to this Agreement or that is required for its business activities, the Data User may refuse such request.

(5)

The Borrower/the Borrower’s Parent and the Corporate Guarantor shall urge their representatives (including subsequent replacement representatives) to agree to the above provisions about the collection and use of data.

(6)	Any consent already given by a Personal Data Subject allowing the Data User to use its Personal Data shall continue to be valid to the extent that it is not in conflict with this Agreement.

In addition to collecting and using information related to Personal Data Subjects in accordance with this paragraph, each Syndicated Bank, the Agent and the Arrangers shall also comply with the confidentiality obligations under Article 48, paragraph 2 of the Banking Act.

22.	Legal Compliance

In accordance with the legislations applicable to the Agent and (or) the Syndicated Banks, the Borrower/the Borrower’s Parent and Guarantor agree to the following during the Period of Existence of this Credit Facility:

(1)	Provide the Know Your Customer (KYC) documents or Customer Due Diligence (CDD) documents required by the Syndicated Banks.

(2)

In accordance with the requirements of financial institutions related to the Foreign Account Tax Compliance Act (FATCA) of the United States, the Borrower/the Borrower’s Parent and Guarantor shall sign or provide relevant documents as reasonably required by the Agent and (or) the Syndicated Banks and carry out relevant matters in accordance with applicable laws.

(3)

In accordance with the requirements of financial institutions related to the Common Reporting Standards (CRS) and due diligence, the Borrower/the Borrower’s Parent and Guarantor shall sign or provide relevant documents as reasonably required by the Agent and (or) the Syndicated Banks and carry out relevant matters in accordance with applicable laws.

Article 10 Breach

1.	Event of Breach

Any of the following events constitutes an Event of Breach:

(1)	The Borrower fails to pay on time any principal, interest, advanced guarantee amount, guarantee fee, fees of any kind of any other amounts payable provided in this Agreement or relevant contracts.

(2)	The Issuer fails to perform any payment obligation for commercial paper issued in accordance with this Agreement.

(3)

Any of the Borrower’s and (or) the Guarantor’s declarations, warranties, guarantees or any information in this Agreement or relevant documents or any statement they provided is false, concealing or omissive.

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(4)

The Borrower and (or) the Guarantor fail to comply with, fail to perform or breach any conditions, undertaking or agreement under this Agreement or any relevant contract or document (breach of financial covenant shall be handled in accordance with Article 9, paragraph 3 of this Agreement).

(5)

The Borrower and (or) the Guarantor (to the extent of the applicability of its nature to the Guarantor) petitions (applies for) business suspension, dissolution, bankruptcy, settlement under bankruptcy law, reorganization, liquidation, relief, debt cleanup, debt negotiation or any other similar legal proceeding in accordance with the Bankruptcy Act, the Company Act or other laws, seeking to acquire release or suspension of their responsibility to repay debt; or assigns their assets for the interest of third parties; or any litigation or legal proceeding is filed against the Borrower and (or) the Guarantor, clearly having an impact on their abilities to repay the loan; or the Borrower and (or) the Guarantor is unable (or has recognized in writing that they are unable) to pay debt that is due; or the Personal Guarantor has petitioned for rehabilitation or liquidation in accordance with the Consumer Debt Cleanup Act.

(6)

There is any judgment, arbitral award or administrative sanction/order to the disfavor of the Borrower and (or) the Guarantor, which may have a material impact on their abilities to perform the contract, or the Borrower and (or) the Guarantor has received a confirmed judgement from the court or other authorities to their disfavor and has not made payment in accordance with such judgment.

(7)

The Borrower closes its business, or suspends its business due to operating difficulties, or suspends business for more than 30 consecutive days due to reasons other than operating difficulties, or the business is suspended for an aggregate of more than 60 days in any year for reasons other than operating difficulties.

(8)

The Borrower fails to create a pledge on the Repayment Account for the benefit of the Agent in accordance with Article 6, paragraph 1 of this Agreement, or the Agent, in its status as joint creditor, fails to acquire or loses for any reason the security interest under this Agreement for the common interest of the Banking Syndicate; or any part of the Security Documents under this Agreement is invalid or unenforceable, or any collateral provided in accordance with this Agreement is subject to provisional seizure, provisional disposition or other security measures, enforcement or other similar proceedings, which are not removed within 14 days.

(9)

When additional collateral should be provided in accordance with Article 9, paragraph 12 of this Agreement, the Borrower fails to provide collateral acceptable to the Agent within the period required in writing by the Agent.

(10)

Any registration, government permit, approval or license related to the performance of obligations under this Agreement or for the operation of the Borrower and (or) the Corporate Guarantor (including but not limited to license or approval related to electric motorcycles) is nullified, revoked, seriously restricted or cannot be acquired, or there is any material breach which is not rectified before the deadline as required by the competent authority.

(11)	The credit funds acquired by the Borrower in accordance with this Agreement are used for any actual funding purpose that is inconsistent with the purpose agreed under this Agreement.

(12)

Any government authority forfeits, confiscates, nationalizes or undertakes other measures against the security under this Agreement or against all or major assets of the Borrower and (or) the Guarantor, causing the Borrower and (or) the Guarantor to become unable to perform the obligations related to this Agreement.

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(13)

The Borrower and (or) the Guarantor fails to pay taxes in accordance with the law, creating a major impact on their operation or financial status, except if administrative remedy proceedings have been filed in accordance with the law and proper reserves have been provided for in accordance with the GAAP.

(14)

The main properties of the Borrower and (or) the Guarantor are subject to provisional seizure, provisional disposition or other security proceeding, seizure, forfeiture, enforcement or auction, or are subject to any administrative sanction or any order of forfeiture or other similar proceedings by any government authority, which are not removed within 14 days.

(15)

The Borrower, the Borrower’s Parent and (or) the Guarantor has any event of breach in relation to any other financing or indebtedness acquired from any financial institution (including but not limited to cross default caused by other direct or contingent indebtedness), or any event of breach in relation to any guarantee provided for financing indebtedness owed by others, or the Borrower and (or) the Guarantor has any event of material breach to other third parties.

(16)

The Borrower, the Guarantor and (or) their representative issued any instrument that is rejected for payment or the Borrower, the Guarantor and (or) their representative is blacklisted by a clearing house.

(17)

The financial status, business or operation of the Borrower, the Borrower’s Parent and (or) the Guarantor or the major shareholders or management structure of the Borrower’s Parent suffers material adverse changes, creating an impact on the Borrower’s repayment ability

2.	Determination of Event of Breach

Unless otherwise provided in this Agreement, whether an Event of Breach has occurred shall be determined by the Agent, provided that, if deemed necessary by the Agent or requested by the Syndicated Banks, a meeting of the Syndicated Banks may be convened or a written enquiry may be sent to the Syndicated Banks for the determination to be made through Resolution of Majority Syndicated Banks. During the period of determination of the Event of Breach, the Agent may suspend the Borrower’s drawdown of any credit limit.

If any Event of Breach listed under the previous paragraph is granted any rectification or resolution period by this Agreement, drawdown shall be suspended during such period. If the Resolution of Majority Syndicated Banks deems that the event has a material impact on the Borrower’s ability to perform this Agreement, it shall be immediately deemed a breach.

3.	Effect of Event of Breach

If an Event of Breach occurs under this Agreement, the Borrower’s right to draw down the Credit Limit shall immediately and automatically stop and no further drawdown shall be allowed unless it is agreed by Resolution of Majority Syndicated Banks. The Agent shall swiftly give written notice to the Borrower and the Guarantor. If the Resolution of Majority Syndicated Banks decides to file claims against the Borrower and (or) the Guarantor, the Agent shall follow the written instructions based on the Resolution of Majority Syndicated Banks and undertake all or part of the following measures:

(1)

Give written notice to the Borrower and the Guarantor that all amounts payable to each Syndicated Bank and (or) the Agent in accordance with this Agreement are immediately and fully due and the Borrower and the Guarantor shall immediately repay such amounts;

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(2)

The Issuer shall immediately pay cash as repayment reserve into the special-purpose account designated by the Agent in an amount equivalent to the balance amount of guarantee liability that is drawn down and not yet released under the Tranche C Facility in order to perform guarantee and (or) to make payment. After the guarantees and (or) payment responsibilities owed by the Tranche C Banks expire or are released, the remaining funds, if any, after deduction of all indebtedness and fees to be borne by the Issuer, shall be returned to the Issuer without interest;

(3)

Exercise all rights acquired on the collateral in accordance with this Agreement and use the proceeds from enforcement against each relevant collateral to set off against all amounts outstanding owed by the Borrower;

(4)	Exercise the Agent’s right on the promissory note in accordance with this Agreement and claim payment from the Borrower and (or) the Guarantor;

(5)

Exercise other rights granted by the law, this Agreement, each Security Document and other relevant documents, without further presentation, demand, certificate of refusal or any notice. To the maximum extent permitted by law, the Borrower and the Guarantor agree to waive the right to require each Syndicated Bank or the Agent to present such presentation, demand, certificate of refusal or any notice, unless otherwise provided in this Agreement;

(6)	Other manners of handling agreed by the Resolution of Majority Syndicated Banks.

If the Agent and (or) the Syndicated Banks are allowed to exercise their rights against the Borrower and (or) the Guarantor in accordance with this Agreement, the Borrower and the Guarantor agree that the Agent and (or) the Syndicated Banks may follow the Regulations Governing Internal Operating Systems and Procedures for the Outsourcing of Financial Institution Operation published by the competent authority and the Guidelines for Outsourced Collection of Claims Receivable by Financial Institutions established by the Bankers Association of the Republic of China and (or) other applicable laws and entrusted the collection related to this Credit Facility for processing.

All procedures and proceedings following delay breach related to this Credit Facility, including but not limited to the handling or sale of claims, disposal or sale of collateral, etc., may be determined by Resolution of Majority Syndicated Banks, which shall be binding on the full Banking Syndicate.

4.	Setoff and Lien

(1)

In case of any Event of Breach, the Borrower and (or) the Guarantor agree that all deposits with the Syndicated Banks and (or) the Agent and all claims against the Syndicated Banks and (or) the Agent shall be deemed due, even if the repayment period has not yet expired. Each Syndicated Bank and (or) the Agent may exercise the right of setoff thereon. The setoff shall take effect retrospectively from the time of setoff entry in the Syndicated Banks’ and (or) the Agent’s accounts after the setoff notice issued by the Syndicated Banks and (or) the Agent is delivered or deemed delivered to the Borrower and (or) the Guarantor. At the same time, any deposit certificate, passbook or other proof issued by the Syndicated Banks and (or) the Agent to the Borrower and (or) the Guarantor shall cease to be valid to the extent of the setoff. Also, if the Borrower and (or) the Guarantor has any other property deposited with the Syndicated Banks and (or) the Agent, or if the Syndicated Banks and (or) the Agent receive any payment on behalf of the Borrower and (or) the Guarantor and deposit funds into their account with the Syndicated Banks and (or) Agent on their behalf, such Syndicated Banks and (or) the Agent may withhold, set off or deposit the funds into the special-purpose account designated by the Agent in accordance with the law and, to the extent permitted by law, use the funds to set off the indebtedness owed by the Borrower and (or) the Guarantor under this Agreement.

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(2)

If the Borrower’s and (or) the Guarantor’s deposits are fixed-term deposits, even if such deposits are not yet due, each Syndicated Bank and (or) the Agent may terminate the deposit agreement to set off against the indebtedness under this Agreement. The above setoff shall not impact the Borrower’s and (or) the Guarantor’s other remaining rights against each Syndicated Bank and (or) the Agent based on the above deposits (including fixed-term deposits) and claims.

(3)

If the deposits under the previous paragraph are check deposits, the Borrower and (or) the Guarantor understand and agree that, when this Credit Facility is deemed fully due and payable in accordance with this Agreement, it constitutes one of the conditions of cancellation under the check deposit agreement signed with each Syndicated Bank and (or) the Agent. Upon completion of such cancellation condition, such check deposit agreement shall automatically cease to be valid and the Agent and (or) the Syndicated Banks may use the amounts to be returned to the Borrower and (or) the Guarantor to set off against the indebtedness owed by the Borrower and (or) the Guarantor to the Agent and (or) the Syndicated Banks.

(4)

If other creditors of the Borrower and (or) the Guarantor or any government authority exercises provisional seizure, provisional disposition or other security measures or enforcement or other similar legal action against any deposit or other claims of the Borrower and (or) the Guarantor in or against any Syndicated Banks and (or) the Agent, the deposits or claims actually enforced upon the balance amount of credit outstanding under this Agreement shall be deemed accelerated and due, without requiring any notice or demand by such Syndicated Bank and (or) the Agent, nor any Resolution of Majority Syndicated Banks, and such Syndicated Bank and (or) the Agent may use such deposits or other claims to set off against the Borrower’s and (or) the Guarantor’s indebtedness deemed accelerated and due in accordance with the above or deposit them into the special-purpose account designated by the Agent and, to the extent permitted by law, set off the funds against the Borrower’s and (or) the Guarantor’s indebtedness under this Agreement. Unless otherwise provided in this Agreement, the above formulated acceleration does not constitute an Event of Breach under paragraph 1 of this Article.

(5)

Upon setoff, if the deposits and claims of setoff are in different currencies, setoff shall take place after conversion based on the foreign exchange rate for each currency published by the Syndicated Banks and (or) the Agent exercising the right of setoff at the time of the setoff.

5.	Order of Setoff

The funds acquired by the Agent and (or) the Syndicated Banks from the exercise of their rights in accordance with this Agreement and each Security Document shall (i) first be used to pay all costs (including but not limited to the Agent fee) incurred by the Agent from the exercise of its rights under this Agreement, each Security Document and relevant contracts and not yet paid by the Borrower; (ii) then be used to pay all fees, breach penalties and interest (including delay interest) payable and not yet paid by the Borrower to each Syndicated Bank and the Agent in accordance with this Agreement; (iii) then be distributed by the Agent in proportion to the Credit Risk Sharing Ratio in accordance with the nature of each payment and in accordance with relevant provisions of this Agreement (if there is no clear stipulation in this Agreement, the Agent will make decisions based on its reasonable judgment).

Article 11 Fees and Costs

1.	Fees

The Borrower shall pay fees in accordance with the following:

(1)	Commitment Fee

i.

Tranche A Facility: As of the drawdown deadline for the Tranche A Facility, if the actual amount of drawdowns under the Tranche A Facility has not reached 65% of the Available Limit under such Tranche Facility, the Borrower shall pay a commitment fee based on a fee rate of 0.25% on the shortfall. The commitment fee shall be paid to the Agent in one lump sum within 5 Business Days after the drawdown deadline for the Tranche A Facility and shall be forwarded to the Tranche A Banks in accordance with their Commitment Ratios.

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ii.

Tranche B Facility: As of the drawdown deadline for the Tranche B Facility, if the actual amount of drawdowns under the Tranche B Facility has not reached 65% of the Available Limit under such the Tranche Facility, the Borrower shall pay a commitment fee based on a fee rate of 0.25% on the shortfall. The commitment fee shall be paid to the Agent in one lump sum within 5 Business Days after the drawdown deadline for the Tranche B Facility and shall be forwarded to the Tranche B Banks in accordance with their Commitment Ratios.

iii.

Tranche C Facility: During each 3-month period starting from the date of expiry of a 12-month period from the Initial Drawdown Date of this Credit Facility until the date of expiry of the Credit Period of this Credit Facility, if the Borrower’s actual average drawdown balance under the Tranche C Facility does not reach 60% of the Available Limit of the Tranche C Facility, the Borrower shall pay a commitment fee on daily basis based on a fee rate of 0.25% per annum on the shortfall. The commitment fee shall be paid to the Agent at the end of each period and shall be forwarded by the Agent to the Tranche C Banks in accordance with their Commitment Ratios.

(2)

Arranger Fee and Agent Fee: The Borrower shall pay the arranger fee (including participation fee) to the Arrangers and the participation fee shall be forwarded by the Arrangers to the Syndicated Banks. The Borrower shall also pay the agent fee to the Agent, in the amount and manner to be further negotiated by the Borrower, the Arrangers and the Agent. Each Syndicated Bank agrees that, during the Period of Existence of this Credit Facility, even if an Event of Breach has occurred, the Agent shall still have the right to continue charging the Agent fee based on the original agreement with the Borrower.

(3)

Revision and Waiver Processing Fee: Other than revisions to the terms and conditions of this Agreement is necessary due to any change of the law or the interpretation of the law by the competent authority or revisions made pursuant to the request of the Banking Syndicate, upon each application filed by the Borrower for any revision of the terms and conditions of this Agreement or for any waiver of any Event of Breach or performance of obligation under this Agreement, regardless of whether such application is approved by the Banking Syndicate or a Resolution of Majority Syndicated Banks (as provided in this Agreement), the Borrower shall pay the Agent a processing fee of NT$50,000 and shall also pay to the Agent a processing fee of NT$20,000 for each Syndicated Bank (including the Agent), to be forwarded by the Agent to each Syndicated Bank.

2.	Bearing of Legal Costs, etc.

Legal costs incurred due to this Credit Facility (including but not limited to attorney’s fees and advisor’s fees), relevant contract drafting and revision cost and costs incurred in relation to this Credit Facility before signature of this Agreement and during the Period of Existence (including but not limited to signing ceremony costs, costs of advisors engaged for the interest of the Banking Syndicate, costs of debt assignment notice, etc.) shall be borne by the Borrower. Attorney’s fees and legal costs (including but not limited to litigation costs, costs to acquire enforcement order in accordance with the law, enforcement costs, costs of participative distribution, arbitration costs, costs incurred from establishment of in-court or out-of-court settlement or signature of settlement agreement and other relevant costs) incurred from any dispute in relation to this Credit Facility (including litigation, enforcement, arbitration, settlement, etc.), regardless of whether the dispute occurred during the Period of Existence of this Agreement or after its termination, shall be borne by the Borrower, except if the court or arbitral judgment confirms that any costs should be borne by the Banking Syndicate.

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The Borrower shall pay each of the above costs immediately upon notice in accordance with the Agent’s request.

Article 12 Relationship among Agent, Arrangers and Syndicated Banks

1.	Appointment

Each Syndicated Bank hereby irrevocably selects the Agent to manage all matters related to this Credit Facility and to serve as the agent for all securities under this Agreement and the holder and administrator of the promissory note. The Agent only performs these duties on behalf of the Banking Syndicate. Unless otherwise provided in this Agreement, the Agent is not the representative of the Syndicated Banks or the Borrower, nor a trustee under a trust relationship. The Agent shall undertake measures for the benefit of the Syndicated Banks in accordance with this Agreement, exercise and perform the rights and obligations of the Agent under this Agreement and other interests that are consistent with commercial practice and reasonable. In addition to the duties expressly provided in this Agreement, the Agent does not have any other obligation or responsibility, nor does it tacitly agree to bear any other guarantee, indebtedness, liability or obligation to the Banking Syndicate.

2.	Joint Claims

Each Banking Syndicated is a joint creditor for the claims under this Credit Facility. However, other than the Agent, if any Syndicated Bank wishes to exercise its joint claim against the Borrower and (or) the Guarantor, it must acquire the consent by the Resolution of Majority Syndicated Banks, except for the exercise of setoff right, lien or commingling. The amount or any other interest acquired by the Agent or any Syndicated Bank based on the joint claims under this Credit Facility (including partial or full repayment interest acquired through the exercise of setoff right, lien or commingling) and any other costs shall be shared by all Syndicated Banks in proportion to the Credit Risk Sharing Ratios.

If each Syndicated Bank has any event of setoff or lien between the Borrower and (or) the Guarantor in accordance with Article 10, paragraph 4 of this Agreement, such Syndicated Bank shall act with the intention to enforce the Banking Syndicate’s claims and common interest.

If any Syndicated Bank receives any amount or other interest from the joint claims under this Credit Facility (such as partial or full repayment interest through exercise of setoff right, lien or commingling) and any other cost, such Syndicated Bank shall immediately pay such amount to the Agent within 3 Business Days from receipt of the amount for the Agent to distribute in proportion to the Credit Risk Sharing Ratio. For the Borrower and the Syndicated Bank that received such amount originally, such amount shall be deemed unpaid and such Syndicated Bank shall remain entitled to all claims against the Borrower and other relevant amounts (except the amount received from distribution of such amount by the Agent).

3.	Independent Obligations of Banks

The obligations of each Syndicated Bank under this Agreement are severable obligations and are limited by the scope and proportion of Tranche Limit that each of them has committed. There are no joint liabilities among the Syndicated Banks in relation to the obligations under this Agreement. If any Syndicated Bank fails to perform its obligations, the other Syndicated Banks are not released of their obligations, provided that the other Syndicated Banks are not obliged to be liable for the obligations of such Syndicated Bank. The Agent may (but is not obliged to) coordinate with the other Syndicated Banks to increase the limit that is not performed by such Syndicated Bank, provided that the Syndicated Banks are not obligated to increase their limits. Also, the agent shall not be jointly liable for the portion that is not performed by the Syndicated Bank.

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4.	Specific Duties and Obligations

Unless otherwise provided in this Agreement, the specific duties and obligations of the Agent in accordance with this Agreement include the following:

(1)

The Agent shall distribute the amounts payable by the Borrower and (or) the Guarantor to the Syndicated Banks in accordance with this Agreement and in relation to this Credit Facility to the Syndicated Banks in accordance with paragraph 8 of this Article.

(2)	Give notice to the Syndicated Banks about the following as soon as possible:

i.	Notices received by the Agent about this Credit Facility or other documents that seeks any action from the Syndicated Banks;

ii.	Documents received by the Agent that it deems important;

iii.	Events of Breach known to the Agent.

(3)

During the Period of Existence of this Agreement, the Agent shall provide financial, operating or other reports or information provided by the Borrower to other Syndicated Banks for reference regularly or from time to time.

(4)

Subject to the provisions of this Agreement, give legal and proper instructions to undertake or not undertake any action or measure in accordance with the Resolutions of Majority Syndicated Banks or the unanimous consent of the Banking Syndicate. Such action or inaction shall be binding on the Banking Syndicate.

(5)

In handling financing matters committed under this Credit Facility in accordance with this Agreement, if according to the Borrower’s actual drawdown amount, the calculation of the distribution proportion by the agent cannot be consistent with the proportion under Attachment 1, the portion that cannot be distributed in accordance with the proportion under Attachment 1 may be distributed based on the proportion that is determined by the Agent’s reasonable judgment, and the Syndicated Banks shall not voice any objection.

5.	Duties by Engagement

The Agent may perform its duties under this Agreement through its representatives or users and is also entitled to engage and enquire its advisors about matters related to the duties. The Agent is not liable for the willful or negligent act of the representative or the user it selects, except if the Agent has acted willfully or with gross negligence in the selection of the representative or user.

6.	Disclaimer

Neither the Arrangers nor the Agent shall be liable for any of their actions or inactions related to this Agreement unless they are willful or grossly negligent.

None of the Arrangers, the Agent or any of their staff, directors, employees, representatives or users shall be liable for any of the following: (1) Legal action or inaction by itself or any of the above persons in relation to this Agreement (except the Arrangers’ and (or) the Agent’s willful or grossly negligent act), or (2) Any explanation, statement, expression, special commitment, declaration, guarantee or warranty about any justification, report or submission referred to or presented by the Borrower and (or) the Guarantor, in accordance with this Agreement or collected by the Arrangers and (or) the Agent, or the value, validity, effect, genuineness, enforceability or sufficiency of any

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document related to this Credit Facility, or the Borrower’s failure to perform its obligations. Neither the Arrangers nor the Agent have the obligation to any Syndicated Bank to confirm or challenge the Borrower and (or) the Guarantor about their compliance or performance of the provisions of this Agreement or other relevant documents, or the status of such compliance or performance, or the investigation upon the Borrower’s and (or) the Guarantor’s properties, books and records.

Unless agreed by the Banking Syndicate or instructed by the Resolution of Majority Syndicated Banks in accordance with this Agreement, neither the Arrangers nor the Agent have any obligation to undertake any litigation or claim proceeding against the Borrower and (or) the Guarantor or any person in accordance with this Agreement or other relevant contracts. However, in security proceedings to secure enforcement, the Arrangers or the Agent may exercise the same level of care as in the handling of their own affairs. Neither the Arrangers nor the Agent have the obligation to undertake any action that it deems will breach the laws of the Republic of China (Taiwan) or other applicable laws based on its own reasonable judgment.

If any Syndicated Bank’s action or inaction in breach of this Agreement causes damage to the Borrower and (or) the Guarantor, each relevant party shall bear its own liability and none of the Arrangers, the Agent or other Syndicated Banks shall be jointly liable.

7.	Trust

The Arrangers and (or) the Agent may reasonably trust that any communication such as memorandum, document, resolution minutes, notice, consent, certification, affidavit, letter, telefax, telegram, fax, email, etc., that they deem genuine and correct and signed or made by the proper person and trust the opinions and statements by the legal advisors (including but not limited to the Borrower’s advisors), independent accountants and the experts they select. The Agent is not obliged to make further verification of the details of each document or any other relevant matter. In executing all matters related to this Agreement, the Agent may trust that the signatures and details of each relevant document it receives are valid, genuine and correct. Also, when the Agent gives notice or transfers funds to each Syndicated Bank, it may trust that the contact details and account information of each Syndicated Bank listed in Attachment 1-1 of this Agreement are correct.

For the Syndicated Banks: (1) Unless otherwise provided in this Agreement or the Agent receives a Resolution of Majority Syndicated Banks or notice from the Banking Syndicate in advance, or before the Agent receives from the Syndicated Banks compensation for liabilities or costs that may occur due to its action or continued action in accordance with the Credit Risk Sharing Ratio (except liabilities or costs incurred due to the Agent’s willful or grossly negligent act), the Agent’s action or refusal to act other than due to willful conduct or gross negligence shall be deemed fully justified, except acts of security undertaken to secure the claims, and (2) The action or non-action of the agent in accordance with this Agreement based on Resolutions of Majority Syndicated Banks or instructions given by the Banking Syndicate shall be protected. The effect of such action or non-action based on the Resolutions of Majority Syndicated Banks or instructions given by the Banking Syndicate shall be binding on the Banking Syndicate.

8.	Income Distribution

Other than amounts that should be acquired by the Agent alone, unless otherwise provided in this Agreement, the principal repayment, interest, guarantee, fee, delay interest, breach penalty, compensation, commitment fee, all costs and other amounts received by the Agent in accordance with this Agreement shall be forwarded to each relevant Syndicated Bank in accordance with the Credit Risk Sharing Ratio at the time of receipt. Each Syndicated Bank shall issue a receipt for the amount actually received respectively to the Borrower or other relevant persons within 5 Business Days (except principal repayment).

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The above amounts received by the Agent shall be distributed to each Syndicated Bank in accordance with the following:

(1)	If the Agent receives the amounts before 12 p.m. (inclusive) Taipei Time on a Business Day, the distribution shall be made to the other Syndicated Banks on the same Business Day.

(2)	If the Agent receives the amounts after 12 p.m. (inclusive) Taipei Time on a Business Day, the distribution shall be made to the other Syndicated Banks on the following Business Day.

However, if there is a dispute about any of the amounts received by the Agent, the Agent may forward the amounts to each Syndicated Bank after a longer processing period based on its reasonable judgment.

In handling all matters related to the distribution of income of this Credit Facility, the Agent shall make distributions in accordance with applicable provisions of this Agreement. However, if the actual calculation does not allow distribution in exactly the same proportions, the Agent may do so based on its reasonable judgment and no Syndicated Bank shall voice any objection.

9.	Sharing of Costs

All costs and losses incurred and suffered by the Arrangers and (or) the Agent, including but not limited to attorney’s fees and litigation costs, enforcement costs or other legal costs incurred from the filing of a lawsuit or answering to a lawsuit by the Agent as a representative if any litigation arises due to this Credit Facility, shall be shared by each Syndicated Bank in proportion to their Credit Risk Sharing Ratio. The portion that should be borne by the Syndicated Banks may be deducted by the Agent from the amounts to be received by the Syndicated Banks in accordance with paragraph 8 of this Article, However, if a cost should be borne by the Borrower in accordance with the law or this Agreement, upon receipt of the amount, the Agent shall forward it to each Syndicated Bank in accordance with paragraph 8 of this Article.

10.	Sharing of Credit Risk

The Syndicated Banks shall share the credit risk in accordance with their Credit Risk Sharing Ratios in relation to the balance amount drawn down and outstanding, amount of guarantee drawn down with guarantee liability not yet released and (or) guarantee amount advanced and outstanding under this Credit Facility.

11.	Sharing of Security Interest

All security interest provided in accordance with this Agreement shall be shared by the Syndicated Banks in accordance with their Credit Risk Sharing Ratios.

12.	Breach Notice

Unless the Agent has received a notice of Event of Breach from the Syndicated Banks, the Borrower and (or) the Guarantor, stating that such notice is a “notice of breach”, the Agent shall not be deemed to have learned or noticed the occurrence of any Event of Breach. If the agent receives such notice, it shall give notice to the Syndicated Banks. The Agent shall undertake action against the Event of Breach in accordance with Article 10, paragraph 3 of this Agreement (including but not limited to convening a meeting of Syndicated Banks or issuing written enquiries to each Syndicated Bank). However, unless the Agent receives instructions from the Banking Syndicate or Resolutions of Majority Syndicated Banks (as may be provided in this Agreement), the Agent may (but is not obliged to) undertake action or inaction against the Event of Breach in a proper manner that it deems most favorable to the Banking Syndicate.

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13.	Independent Credit Verification and Investigation

The Syndicated Banks are clearly aware that none of the Arrangers, the Agent or any staff, director, employee, representative or user makes any statement or provides any guarantee to the Syndicated Banks. Also, no action undertaken by the Arrangers and (or) the Agent in accordance with this Agreement, including review of the Borrower’s and (or) the Guarantor’s affairs, shall be deemed the Arrangers’ and (or) the Agent’s statement or guarantee to any Syndicated Bank.

The Syndicated Banks hereby represent to the Arrangers and (or) the Agent that the Syndicated Banks make their judgments independently and do not rely on the Arrangers and (or) the Agent or other Syndicated Banks and that they have evaluated and investigated the Borrower’s and (or) the Guarantor’s business, operation, property, finance and other situations and creditworthiness based on information and data they deem correct and have made their independent decisions to enter into this Credit Facility and sign this Agreement. The Syndicated Banks continue their credit analysis, evaluation and decision as to whether to undertake or not undertake action in accordance with this Agreement based on correct information and data they have and will investigate the Borrower’s and (or) the Guarantor’s business, operation, property, finance and other situations and creditworthiness as they deem necessary.

Unless this Agreement expressly requires the Arrangers and (or) the Agent to provide the Syndicated Banks with notices, reports or other documents, the Arrangers and (or) the Agent do not have the obligation or responsibility to provide Syndicated Banks with information about the Borrower’s and (or) the Guarantor’s business, operation, property, finance and other situations and creditworthiness learned by the Arrangers and (or) the Agent or their staff, directors, employees, representatives or users.

14.	Compensation

The Syndicated Banks agree to compensate the Agent based on the Credit Risk Sharing Ratio any claim filed against the Agent or any liability, obligation, loss, compensation, judgment, litigation, expense, cost or advance reasonably incurred at any time in the capacity of representative of the Syndicated Banks (to the extent not repaid by the Borrower, without restricting the Borrower’s liability) due to any action or non-action in accordance with this Agreement, provided that the Syndicated Banks shall not be liable for any liability, obligation, loss, compensation, judgment, litigation, expense, cost or advance incurred due to the Agent’s willful or grossly negligent act. This paragraph shall survive the repayment by the Borrower and (or) the Guarantor of this Agreement.

15.	Return of Funds

If the Agent has not received from the Borrower the funds due in accordance with this Agreement but the Agent has made distribution to the Syndicated Banks, upon request by the Agent, such Syndicated Banks shall return such funds within 3 Business Days together with interest specified by the Agent as the cost of having distributed such funds during such period. If any funds should be paid to the Borrower and distributed among the Syndicated Banks, upon the Agent’s request, such Syndicated Banks shall return the funds to the Borrower together with interest payable to the Borrower within 3 Business Days. Unless the Agent has received notice from the relevant Syndicated Banks that they are unable to advance the loan in accordance with the Commitment Ratio one Business Day before the Drawdown Date, the Agent may trust that such Syndicated Banks will advance the loan amounts as agreed and may (but is not obliged to) advance the loan amounts to the Borrower on time based on such trust, provided that the Agent is not obliged to advance the loan or any amount to the Borrower on behalf of any Syndicated Bank before actual receipt of the loan amounts advanced by the relevant Syndicated Banks as agreed. If the Bank has advanced any loan amount to the Borrower that it has not yet received but should have received from the Syndicated Banks in accordance with this Agreement, upon the Agent’s request, the Borrower shall return such funds together to the Agent with interest accrued in accordance with this Agreement within 5 Business Days from the advance. If the Agent suffers any damage, it may also seek compensation from the Syndicated Banks that fail to provide the funds as agreed.

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If any Syndicated Bank must return any portion of the amount already received from the Borrower and already distributed by the Agent in accordance with paragraph 2 of this Article, the other Syndicated Banks shall provide the funds to the Agent so that the Agent may return the amount to such Syndicated Bank for return to the Borrower (after deduction of the amount already distributed by the Agent from such amount to such Syndicated Bank).

16.	Individual Capacity

The Arrangers and (or) the Agent may grant other credit facility to, accept deposits from and engage in any transaction with the Borrower and shall be deemed as a general financial institution and not the Arrangers and (or) the Agent under this Agreement. The Arrangers and (or) the Agent may exercise the same interest that may be exercised by any Syndicated Bank under this Agreement and may generally exercise their rights as if they are not the Arrangers and (or) the Agent. The term “Syndicated Bank” here includes the Arrangers and (or) the Agent in their individual Capacity.

17.	Successor Agent

The Agent may resign by giving at least 90-day prior written notice to the Banking Syndicate and the Agent agrees to resign upon the request of the Resolution of Majority Banking Syndicates. If the Agent gives resignation notice and a successor agent is designated by Resolution of Majority Syndicated Banks within 60 days, or if the successor agent cannot be designated by Resolution of Majority Syndicated Banks within such period, the Agent shall designate a successor agent for the Banking syndicate and such successor agent shall take over the Agent’s rights, authorities and responsibilities. At the same time, the term “Agent” shall refer to the successor agent after the handover and the previous agent’s rights, authorities and responsibilities shall automatically terminate upon takeover by the successor agent. If the designated Syndicated Bank disagrees, then the Syndicated Bank with the largest credit claims under this Credit Facility (except the resigning Agent) shall be the successor agent. If there are two or more Syndicated Banks with the largest credit claims, then the Syndicated Bank whose name is listed first in Attachment 1 to this Agreement shall be the successor agent. However, the previous agent may still continue to receive agent fee and other fees that are receivable but not yet received during its term and this paragraph shall continue to be applicable to the acts of the previous agent before resignation. If the previous agent has pre-collected any agent fee, it shall be passed on to the successor agent in proportion to the actual period of its term.

18.	Meeting of Syndicated Banks

Any Syndicated Bank may file a written request for the Agent to hold a meeting of Syndicated Banks within a reasonable period or for the Agent to make enquiries by letter for written opinions of each Syndicated Bank, following the consent of the Majority Syndicated Banks, to discuss matters related to Events of Breach or other relevant matters under this Agreement. If deemed necessary by the Agent, the Agent may also hold meetings of Syndicated Banks itself.

Article 13 Miscellaneous

1.	Assignment

This Agreement is binding on the successors, assignees or persons taking or obligations of each party in accordance with the law over the rights the Borrower, the Guarantor, the Agent, the Arrangers and each Syndicated Bank, provided that neither Borrower nor the Guarantor shall assign any right or obligation under this Agreement to any third party.

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Each Syndicated Bank may, based on the conditions of this Agreement, sign Credit Limit Assignment Agreements in the form of Attachment 17 to assign its rights and (or) obligations under this Agreement to its affiliates, other financial institutions, asset management companies or other third parties, provided that none of the other parties shall be impacted by such assignment. Such Syndicated Bank shall give written notice to the Agent, the Borrower and the Guarantor (but is not obliged to acquire the consent of the Agent, the Borrower, the Guarantor or other parties to this Agreement). If the assignment is subject to approval by the relevant government authority, a written approval from each such competent authority shall be acquired before the assignment. Also, such assignment of rights and (or) obligations shall not increase the cost or burden of the Borrower and (or) the Guarantor under this Agreement. For each assignment of all or part of the rights and (or) obligations, the Syndicated Bank shall pay to the Agent an assignment processing fee of NT$500,000, except in the case of claim assignment due to merger of financial institutions. All provisions of this Agreement and any document under this Agreement shall be applicable to the Syndicated Bank and each individual successor and assignee and shall be binding on the Borrower, the Guarantor and each individual successor. The successor or assignee of the original Syndicated Bank shall directly take over the rights and obligations under this Agreement and in the participation of the syndicated credit and become a party to this Agreement and the syndicated credit without the original Syndicated Bank having to exercise any right.

For the purpose of such assignment, the Borrower and the Guarantor agree that such Syndicated Bank may disclose any information that is already provided to the Syndicated Bank to its potential or actual assignee, provided that such assignee shall only use such information for matters related to this Credit Facility and that such information shall not be disclosed to any other person or used for any other purpose without the written consent of the Borrower and the Guarantor.

Each Syndicated Bank may enter into risk sharing agreements with others without notice to the Borrower, the Guarantor or the other parties. Such person participating in the sharing of the risk shall have no voting right in this Credit Facility and such risk sharing shall not increase the cost or tax burden of the Borrower and (or) the Guarantor under this Agreement. Any costs incurred from the risk sharing agreement shall be solely borne by the relevant Syndicated Bank. When the person participating in the risk sharing exercises any right or performs any obligation under this Agreement and (or) any Security Document, it shall still do so through the relevant Syndicated Bank in the name of such Syndicated Bank, and the person participating in the risk sharing shall not make any claim against the Borrower or the Guarantor based on the risk sharing agreement or this Agreement.

If a Syndicated Bank entrusts its assets or assigns its claims for the purpose of securitization of financial assets, the Borrower and the Guarantor agree that the Syndicated Bank may make a public announcement in lieu of notice. That is, the Syndicated Bank shall not be obliged to give further notice or send proof of public announcement to the Borrower and (or) the Guarantor.

2.	Revision and Exemption

Unless otherwise provided in this Agreement, the revision to any clause of this Agreement or any waiver in relation to any Event of Breach or the performance of any obligation shall be subject to the consent of the Majority Syndicated Bank, the Agent, the Borrower and the Guarantor, which shall be given together in writing. All parties shall also be bound by such revision or waiver, provided that any revision to the rights or obligations between the Agent and the Syndicated Banks or any revision that is not directly related to the Guarantor shall only require the consent of the Agent and Resolution of Majority Syndicated Banks before it is done in writing and no consent from the Borrower or Guarantor shall be required (although a written notice shall still be given to the Borrower and the Guarantor). Any written revision or waiver made by the Agent in accordance with the instructions of the Resolution of Majority Syndicated Banks shall be binding on all Syndicated Banks, provided that any revision or waiver in relation to the following is subject to the prior written consent of the full Banking Syndicate:

(1)

Any changes related to the credit limit, drawdown deadline, Credit Period, increase or decrease of interest (fee) rate or the Committed Limit of any Syndicated Bank under this Credit Facility, or any changes to the currency of payment, payment amount or the due date of any amount payable under this Agreement.

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(2)	Any voluntary or mandatory prepayment or prepayment in kind, except in accordance with Article 3, paragraphs 5 and 6 of this Agreement.

(3)	Any in-court or out-of-court settlement or mediation with the Borrower and (or) the Guarantor for any indebtedness related to this Agreement.

(4)	Return or release of any security under Article 6 of this Agreement or any changes to the details of the security, release or replacement of Guarantor, except otherwise provided in this Agreement.

(5)	Amendment to the definition of Majority Syndicated Banks or to this paragraph.

For any matter that is decided by the Banking Syndicate or Resolution of Majority Syndicated Banks in accordance with this Agreement, the Agent may engage in all necessary acts on their behalf. The Syndicated Banks hereby authorize the Agent to sign all such revision or waiver documents in the Agent’s name and on behalf of the Syndicated Banks, including but not limited to addendums.

3.	No Waiver

No delayed exercise or non-exercise of any rights or any claims for compensation by the Agent, the Arrangers or any Syndicated Bank shall constitute a waiver. No partial exercise of rights or claims by the Agent, the Arrangers or any Syndicated Bank shall prevent it from exercising any other rights or claims.

4.	Notice

Any notice or request in accordance with this Agreement shall be done in writing and shall be delivered to the parties in the following manner: If sent by registered mail, it shall be deemed delivered 3 days after it is sent by mail with postage prepaid; if delivered personally, upon delivery; if sent by fax, deemed delivered after it is sent and after a reply confirmation is received. Any notice given by the Agent in accordance with this Agreement may be sent by email. Notice sent by email shall be deemed delivered after it is sent and if no message about anomaly in the reception is received from the other party. If the notice specifies that a reply may be made by email, the person receiving the notice may also reply by email. The contact details of each party are those listed in Attachment 1-1 of this Agreement or as last notified in writing. All contact, notice or request between the Borrower and (or) the Guarantor and each Syndicated Bank shall be done through the Agent.

In case of any changes to the contact details of the Borrower and (or) the Guarantor, a swift written notice shall be given to the Agent. In case of any changes to the contact details of the Syndicated Banks, a written notice shall be given to the Borrower through the Agent. If such notice is not given, the Agent may give notice of relevant documents in the manner provided in this paragraph based on the contact details listed in this Agreement or last known to the Agent and such notice shall be deemed delivered after the period provided in this paragraph.

5.	Exchange Rate

Unless otherwise provided in this Agreement, if any provision of the Agreement involves exchange-rate calculation, the calculation shall be made based on the Agent’s closing spot mid-price rate 2 Business Days before the date of exchange.

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6.	Conflict

In case of conflict between any provision of this Agreement and the provision of any attachment to this Agreement or any other relevant document, the provisions of this Agreement shall prevail.

7.	Severability

If any clause of this Agreement is adjudicated as invalid by any judicial authority or competent authority, such clause shall be automatically adjusted to meet the requirements starting from the time when such adjudication is confirmed. The adjusted clause shall be deemed an original clause of this Agreement. If any invalid clause cannot be adjusted in such manner due to its nature, such clause shall be deleted and shall be deemed excluded from this Agreement from the very beginning, provided that, in all circumstances, the other clauses of this Agreement shall continue to be valid and their legality and enforceability shall not be impacted.

8.	Place of Performance

Unless otherwise provided in this Agreement, the place of performance of this Agreement is the place of business designated by the Agent.

9.	Governing Law and Jurisdiction

The interpretation and application of this Agreement are governed by the laws of the Republic of China (Taiwan). The parties agree that any litigation related to this Agreement shall be subject to the first-instance jurisdiction of the Taiwan Taipei District Court, except for exclusive jurisdiction provided by the law.

10.	Application of Applicable Laws and Charters

In addition to the agreed terms and conditions under this Agreement, applicable laws and all existing and future charters of the Syndicated Banks and the Bankers Association of the Republic of China are deemed integral parts of this Agreement, which shall be complied with by the Borrower and the Guarantor.

11.	Money Laundering Prevention and Counter-Terrorist Financing Clause

In response to and to comply with regulations of the Agent, the Arrangers and (or) the Syndicated Banks and the competent authorities about money laundering and counter-terrorist financing, the Borrower understands and agrees to the following:

(1)

The Borrower and its substantial owners, senior managers, account parties of interest (such as agents, representatives, authorized persons, etc.) and transaction counterparties are referred to collectively as “Parties of Interest” in this paragraph.

(2)

If the Agent, the Arrangers and (or) the Syndicated Banks deem that there may be a breach of applicable laws (including but not limited to money laundering prevention, counter-terrorism, economic or trade sanction related laws) based on their reasonable judgment, other than the requirements under applicable laws, none of the Agent, the Arrangers or the Syndicated Banks is obliged to undertake or not undertake any action. The Borrower shall provide relevant information required for the Syndicated Banks’ response to and compliance with any country’s money laundering, counter-terrorism, economic or trade sanction related laws pursuant to the request of the Syndicated Banks. The Borrower also agrees that the Agent, the Arrangers and (or) the Syndicated Banks may disclose such information to the relevant government competent authority or court of any country or in accordance with the requirement of the applicable laws of any country, on the condition that there shall be no breach of the laws of the Republic of China (Taiwan).

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(3)

If the Borrower or any of its Persons of Interest becomes an individual, corporate entity or organization subject to designated sanctions under the Counter-Terrorism Financing Act or terrorist or terrorist group determined or pursued by any foreign government or international organization, the Agent and (or) the Syndicated Banks may refuse business dealings or may terminate business relationship forthwith or restrict the Borrower’s transactions related to this Credit Facility.

(4)

When the Agent and (or) the Syndicated Banks perform review or post-loan activities regularly or from time to time in accordance with applicable regulations, if the Borrower refuses to cooperate with the review and provide explanations about the nature and purpose of the transaction or the source of funds, or refuses to provide information about the Persons of Interest or the persons exercising control over the Borrower or any other relevant information, or if deemed necessary by the Agent (such as to control risk, or the Borrower’s involvement in unlawful activities, suspected money laundering or accounts related to special cases involving breach of law as reported by the media, etc.), the Agent and the (or) the Syndicated Banks may temporarily suspend transaction or suspend or terminate the business relationship.

(5)	The Borrower shall not seek compensation from the Agent and (or) the Syndicated Banks for any damage or loss incurred due to the above events.

12.	Copies

This Agreement is signed in 22 original copies. Each of the Borrower, the Guarantor, each Syndicated Bank and the Agent shall hold one copy. There may be multiple duplicate copies.

The parties hereby declare that they have reviewed all the above terms and conditions during a reasonable period and have signed this Agreement through their respective authorized persons or representatives on the date first indicated above.

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Borrower and Issuer:

Gogoro Energy Network (Cayman), Taiwan Branch

Representative: Pang, Ching-Lun

Gogoro Energy Network

Representative: Director Hok-Sum Horace Luke

Guarantor:

Gogoro Inc.

Representative: Director Hok-Sum Horace Luke

Guarantor:

Hok-Sum Horace Luke

Passport No.: 642430562

Address: 11F, Building C, No. 225, Section 2, Chang’an East Road, Songshan District, Taipei City

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Arranger, Agent and Syndicated Bank:

Mega International Commercial Bank Co., Ltd.

Authorized Signatory:

Arranger and Syndicated Bank:

Mega International Commercial Bank Co., Ltd.

Authorized Signatory:

Arranger and Syndicated Bank:

Mega Bills Finance Co., Ltd.

Authorized Signatory:

Taiwan Cooperative Bank Ltd.

Authorized Signatory:

Taiwan Business Bank, Ltd.

Authorized Signatory:

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First Commercial Bank Co., Ltd.

Authorized Signatory:

Chang Hwa Commercial Bank, Ltd.

Authorized Signatory:

Syndicated Bank:

China Bills Finance Corporation

Authorized Signatory:

Syndicated Bank:

Grand Bills Finance Corporation

Authorized Signatory:

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Syndicated Bank:

International Bills Finance Corporation

Authorized Signatory:

Syndicated Bank:

Taishin International Bank Co., Ltd.

Authorized Signatory:

Syndicated Bank:

E.SUN Commercial Bank, Ltd.

Authorized Signatory:

Syndicated Bank:

Taipei Fubon Commercial Bank Co., Ltd.

Authorized Signatory:

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Syndicated Bank:

Bank SinoPac

Authorized Signatory:

Syndicated Bank:

EnTie Commercial Bank

Authorized Signatory:

Syndicated Bank:

Taiwan Shin Kong Commercial Bank Co., Ltd.

Authorized Signatory:

Syndicated Bank:

Far Eastern International Bank, Co., Ltd.

Authorized Signatory:

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Syndicated Bank:

Ta Ching Bills Finance Corporation

Authorized Signatory:

Syndicated Bank:

Taiwan Cooperative Bills Finance Corporation

Authorized Signatory: